                                 ONE PACES WEST








                           STANDARD FORM OFFICE LEASE

                                    BETWEEN

 ZML - PACES LIMITED PARTNERSHIP, a Delaware limited partnership ("LANDLORD"), by its agent, Equity Office Properties, Inc.



                                      AND


      THE SUMMIT NATIONAL BANK, a national banking association ("TENANT")

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                               TABLE OF CONTENTS

I.      BASIC LEASE INFORMATION:  DEFINITIONS......................................................................    1
II.     LEASE GRANT................................................................................................    2
III.    POSSESSION.................................................................................................    2
IV.     USE........................................................................................................    3
V.      RENT.......................................................................................................    3
VI.     SECURITY DEPOSIT...........................................................................................    3
VII.    SERVICES TO BE FURNISHED BY LANDLORD.......................................................................    4
VIII.   LEASEHOLD IMPROVEMENTS.....................................................................................    4
IX.     GRAPHICS...................................................................................................    5
X.      REPAIRS AND ALTERATIONS BY TENANT..........................................................................    5
XI.     USE OF ELECTRICAL AND HVAC SERVICES BY TENANT..............................................................    5
XII.    ENTRY BY LANDLORD..........................................................................................    6
XIII.   ASSIGNMENT AND SUBLETTING..................................................................................    6
XIV.    LIENS......................................................................................................    7
XV.     INDEMNITY AND WAIVER OF CLAIMS.............................................................................    7
XVI.    TENANT'S INSURANCE.........................................................................................    8
XVII.   SUBROGATION................................................................................................    9
XVIII.  LANDLORD'S INSURANCE.......................................................................................   10
XIX.    CASUALTY DAMAGE............................................................................................   10
XX.     DEMOLITION.................................................................................................   11
XXI.    CONDEMNATION...............................................................................................   11
XXII.   EVENTS OF DEFAULT..........................................................................................   11
XXIII.  REMEDIES...................................................................................................   12
XXIV.   LIMITATION OF LIABILITY....................................................................................   13
XV.     NO WAIVER..................................................................................................   14
XXVI.   EVENT OF BANKRUPTCY........................................................................................   14
XVII.   QUIET ENJOYMENT............................................................................................   15
XXVIII. RELOCATION.................................................................................................   15
XXIX.   HOLDING OVER...............................................................................................   15
XXX.    SUBORDINATION TO MORTGAGES.................................................................................   15
XXXI.   ATTORNEY'S FEES............................................................................................   16
XXXII.  NOTICE.....................................................................................................   16
XXXIII. LANDLORD'S LIEN  ..........................................................................................   16
XXXIV.  EXCEPTED RIGHTS............................................................................................   16


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
XXXV.   SURRENDER OF PREMISES................................................................................................    17
XXXVI.  MISCELLANEOUS........................................................................................................    17
XXXVII. ENTIRE AGREEMENT ....................................................................................................    18


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                             OFFICE LEASE AGREEMENT

     This Office Lease Agreement (the "Lease"), is made and entered into as of the 16th day of June, 1995 by and between ZML-Paces Limited Partnership, a Delaware limited partnership ("Landlord") by its Agent, Equity Office Properties, Inc., an Illinois corporation and The Summit National Bank, a national banking association ("Tenant").

     I. BASIC LEASE INFORMATION: DEFINITIONS.

     A. The following is some of the basic lease information and defined terms used in this Lease.

           1.  "Broker" [INTENTIONALLY OMITTED].

           2. "Building" shall mean the office building located at 2727 Paces Ferry Road, N.W.,Atlanta, Fulton County, State of Georgia 30339, commonly known as One Paces West.

           3. The "Lease Term" shall mean a period of seven (7) years commencing on July 1,1995 (the "Commencement Date"), and,unless sooner terminated as provided herein, ending on June 30, 2002 (the "Termination Date").

           4. "Guarantor(s)" shall mean any party that agrees in writing to guarantee the Lease.

           5. "Landlord Work" shall mean the work, if any, that Landlord is obligated to perform in the Premises pursuant to the Work Letter Agreement attached hereto as Exhibit "C".

           6. "Notice Addresses" shall mean the following addresses for Tenant and Landlord, respectively:

               Tenant:

               Effective as of the date of this Lease, notices shall be sent to Tenant at the Premises.

               Landlord:

               ZML-Paces Limited Partnership
               2727 Paces Ferry Road
               Suite 1-250, N.W.
               Atlanta, Georgia 30339

               Attention:  Building Manager

               With a copy to:

               Equity Office Properties, Inc.
               Two North Riverside Plaza
               Suite 2200
               Chicago, Illinois 60606
               Attention: General Counsel

               Payments of Rent only shall be made payable to the order of ZML-Paces Limited Partnership at the following address:

               Equity Office Properties, Inc.
               2727 Paces Ferry Road, N.W.
               Suite 1-250
               Atlanta, Georgia 30339

           7. "Permitted Use" shall mean: the operation of a full service banking institution and the operation of an ATM machine.

           8. "Premises" shall mean the area located on the first floor of the Building and outlined on Exhibit A attached hereto and incorporated herein and known as Suite #150.








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


           9.  "Prepaid Rental": INTENTIONALLY OMITTED.

           10. "Rentable Area of the Premises" shall mean the area contained within the demising walls of the Premises and any other area designated for the exclusive use of Tenant, without deduction for any columns or projections necessary to the Building, plus a proportionate share of any Common Areas located on the floor(s) on which the Premises is located and a proportionate share of the Building's public areas, management office, engineer's office and "Mechanical Spaces" i.e. spaces housing service areas, equipment and/or access corridors for HVAC and communications facilities, plumbing, fire protection and elevators. The Rentable Area of the Premises is deemed for all purposes under this Lease to be 5,266 square feet. The "Rentable Area of the Building" is deemed for all purposes under this Lease to be 260,496 square feet. The square footage amounts set forth for the Rentable Area of the Premises and the Rentable Area of the Building constitute a material part of the economic basis of this Lease and the execution thereof by Landlord and shall not be adjusted without the written consent of Landlord.

           11.  "Security Deposit" INTENTIONALLY OMITTED.

           12. "Tenant's Pro Rate Share" shall mean and two and two one hundredths percent (2.02%), which is the sum derived by dividing the Rentable Area of the Premises by The Rentable Area of the Building and multiplying the result thereof by one hundred (100).

     B. The following are additional definitions of some of the defined terms used in the Lease.

           1. "Basic Costs" shall mean all direct and indirect costs and expenses incurred in connection with the Property as more fully defined in Exhibit B-2.

           2. "Building Standard" shall mean the type, grade, brand, quality and/or quantity of materials Landlord designates from time to time to be the minimum quality and/or quantity to be used in the Building.

           3. "Business Day(s)" shall mean Mondays through Fridays exclusive of the normal business holidays ("Holidays") of New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and such other days as Landlord may designate.

           4. "Common Areas" shall mean those areas provided for the common use or benefit of all tenants generally and/or the public, such as corridors, elevator foyers, common mail rooms, restrooms, vending areas, and lobby areas (whether at ground level or otherwise), and other similar facilities.

           5. "Maximum Rate" shall mean the greatest per annum rate of interest permitted from time to time under applicable federal and state law.

           6. "Normal Business Hours" for the Building shall mean 8:00 a.m. to 6:00 p.m. Mondays through Fridays, and 8:00 a.m. to 1:00 p.m. on Saturdays, exclusive of Holidays, and such other hours as Landlord may designate from time to time.

           7. "Prime Rate" shall mean the per annum interest rate publicly announced by The First National Bank of Chicago from time to time (whether or not charged in each instance) as its prime or base rate.

           8. "Property" shall mean the Building, the Building Garage, if any, all other improvements serving the Building and the tenants thereof and the parcel(s) of land on which they are located.

     II. LEASE GRANT. Subject to and upon the terms herein set forth, Landlord leases to Tenant and Tenant leases from Landlord the Premises.

     III. POSSESSION.

     A. Tenant is currently in possession of the Premises and hereby represents, acknowledges and agrees that:

           1. the Premises is in good order and satisfactory condition, with no representation or warranty by Landlord as to the condition or suitability of the Premises or of the Building for Tenant's use thereof; and

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           2.  Landlord has no obligation to clean, decorate, alter, remodel, improve or repair the Premises or the Building unless said obligation is specifically set forth in this Lease.


     IV. USE. The Premises shall be used for the Permitted Use and for no other purpose. Tenant agrees not to use or permit the use of the Premises for any purpose which is illegal, dangerous to life, limb or property or which, in Landlord's opinion, creates a nuisance or which would increase the cost of insurance coverage with respect to the Building. Tenant shall conduct its business and control its agents, servants, contractors, employees, customers, licensees, and invitees in such a manner as not to interfere with, annoy or disturb other tenants, or in any way interfere with Landlord in the management and operation of the Building. Tenant will maintain the Premises in a clean and healthful condition, and comply with all laws, ordinances, orders, rules and regulations of any governmental entity with reference to the operation of Tenant's business and to the use, condition, configuration or occupancy of the Premises, including without limitation, the Americans with Disabilities Act. Tenant will comply with the rules and regulations of the Building adopted and altered by Landlord from time to time and will cause all of its agents, servants, contractors, employees, customers, licensees and invitees to do so. All changes to such rules and regulations will be sent by Landlord to Tenant in writing. A copy of the existing rules and regulations is attached hereto as Exhibit D and made a part hereof. Tenant agrees not to commit or allow any waste to be committed on any portion of the Premises, and at the termination of this Lease to deliver up the Premises to Landlord in accordance with Article XXXV hereof.

     V.   RENT.

     A. Tenant covenants and agrees to pay to Landlord during the Lease Term, without any setoff or deduction whatsoever, the full amount of all Base Rental payments, and any adjustments thereof, due in accordance with the rental schedule set forth in Exhibit B-1 hereof (the "Base Rental"), the full amount of all payments of Additional Base Rental due in accordance with Exhibit B-2 hereof and the full amount of all parking charges, if any, due in accordance with this Lease (the "Additional Base Rental") and all such other sums of money as shall become due under this Lease (including, without limitation, any charges for replacement of electric lamps and ballasts that are above Building Standard and any other services, goods or materials furnished by Landlord at Tenant's request), all of which hereinafter may be collectively called "Rent." Except as otherwise provided herein, the Base Rental and Additional Base Rental for each calendar year or portion thereof during the Lease Term, shall be due and payable in advance in equal monthly installments on the first day of each calendar month during the Lease Term and any extensions or renewals hereof, and Tenant hereby agrees to pay such Base Rental and Additional Base Rental to Landlord without demand. If the Lease Term commences on a day other than the first day of a month or terminates on a day other than the last day of a month, then the installments of Base Rental and Additional Base Rental for such month or months shall be prorated, based on the number of days in such month. All such payments shall be by a good and sufficient check. No payment by Tenant or receipt or acceptance by Landlord of a lesser amount than the correct amount of Rent due under this Lease shall be deemed to be other than a payment on account of the earliest Rent due hereunder, nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance or pursue any other available remedy. The acceptance by Landlord of any Rent on a date after the due date of such payment shall not be construed to be a waiver of Landlord's right to declare a default for any other late payment. Tenant's covenant to pay Rent shall be independent of every other covenant set forth in this Lease.

     B. All Rent not paid when due and payable shall bear interest from the date due until paid (provided Tenant shall be entitled to a grace period of five (5) days with respect to the first late payment in any calendar year) at the lesser of: 1. eighteen percent (18%) per annum; or 2. the Maximum Rate.
In addition, if Tenant falls to pay any installment of Base Rental, Additional Base Rental or any other item of Rent when due and payable hereunder, a service fee equal to five percent (5%) of such unpaid amount will be due and payable immediately by Tenant to Landlord.

     VI. SECURITY DEPOSIT.  INTENTIONALLY OMITTED.

     VII.  SERVICES TO BE FURNISHED BY LANDLORD.

     A. Subject to the provisions of Article XI below, Landlord, as part of Basic Costs, agrees to furnish Tenant the following services:


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        1.  Cold water at those points of supply provided for general use of tenants in the Building, central heat and air conditioning in season, at such temperatures and in such amounts as are considered by Landlord to be standard for buildings of similar class, size, age and location, or as required by governmental authority; provided, however, heating and air conditioning service at times other than for Normal Business Hours for the Building shall be furnished only upon the written request of Tenant delivered to Landlord at the office of the Building prior to 3:00 p.m. at least one Business Day in advance of the date for which such usage is requested. Tenant shall pay Landlord, upon demand as additional rent, the entire cost of additional service as such costs are determined by Landlord from time to time. As of the date hereof, Landlord's charge for after hours heating and air conditioning service is $40.00 per hour. The minimum period of time for which Tenant may request additional service is two (2) hours.

        2. Routine maintenance and electric lighting service for all Common Areas of the Building in the manner and to the extent deemed by Landlord to be standard for buildings of similar class, size, age and location.

        3. Janitor service on Business Days; provided, however, if Tenant's use, floor covering or other improvements require special services, Tenant shall, at Landlord's option, either (I) retain its own contractors (which contractor shall be subject to Landlord's reasonable approval) to do such work or, (ii) pay the additional cost reasonably attributable thereto as additional Rent upon presentation of statements therefor by Landlord.

        4. Elevator service in common with other tenants of the Building for ingress and egress to and from the floor of the Premises during Normal Business Hours.

     B. Except as otherwise expressly provided herein, the failure by Landlord to any extent to furnish, or the interruption or termination of these services in whole or in part, resulting from adherence to laws, regulations and administrative orders, wear, use, repairs, improvements, alterations, Force Majeure (as hereinafter defined) or any causes beyond the reasonable control of Landlord shall not render Landlord liable in any respect nor be construed as an eviction of Tenant, nor give rise to an abatement of Rent, nor relieve Tenant from the obligation to fulfill any covenant or agreement hereof. Should any of the equipment or machinery used in the provision of such services for any cause cease to function properly, Landlord shall use reasonable diligence to repair such equipment or machinery, but except as otherwise expressly provided herein, Tenant shall have no claim for offset or abatement of Rent or damages on account of an interruption in service or resulting therefrom. Landlord's entire obligation with respect to the repair and maintenance of the Premises are set forth above.

     C. Tenant expressly acknowledges that if Landlord, from time to time, elects to provide or make available security services, Landlord shall not be deemed to have warranted the efficiency of such security personnel, service, procedures or equipment, including without limitation, the security monitoring system referred to in Section 3 of Exhibit E and Landlord shall not be liable in any manner for the failure. of any such security personnel, services, procedures or equipment to prevent or control, or apprehend any one suspected of personal injury or property damage in, on or around the Property.

     VIII. LEASEHOLD IMPROVEMENTS.

     A. Except as otherwise specifically provided elsewhere in this Lease or in the Work Letter Agreement, if any, attached hereto as Exhibit C and incorporated herein, all installations and improvements now or hereafter placed on or in the Premises shall be for Tenant's account and at Tenant's cost, which cost shall be payable by Tenant to Landlord upon demand as additional Rent.

     B. Except for any items set forth on Exhibit G hereto, any and all alterations, additions and improvements to the Premises, all attached furniture, equipment and non-trade fixtures (collectively, "Leasehold Improvements") shall be owned and insured by Landlord and shall remain upon the Premises, all without compensation, allowance or credit to Tenant. The items set forth on Exhibit G hereto and any unattached and movable equipment or furniture, trade fixtures or other personalty of Tenant ("Tenant's Property") shall be owned and insured by Tenant. Landlord may, nonetheless, require Tenant to remove any Leasehold Improvements performed by or for the benefit of Tenant and all electronic, phone and data cabling as are designated by Landlord (the "Required Removables") at Tenant's sole cost. In the event that Landlord so elects, Tenant shall remove such Required Removables on or before the expiration or earlier termination of this Lease and repair any damage caused by such removal. If Tenant, on or before ten (10) days after the expiration or earlier termination of the Lease or Tenant's right to possession, fails to remove any Required Removables specified by Landlord or fails to




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remove any of Tenant's Property, Landlord may remove, store or dispose of the
Required Removables and Tenant's Property at Tenant's cost and repair any damage caused by such removal and Tenant shall pay Landlord as additional Rent hereunder, on demand, all such costs.

     C. Landlord acknowledges that Tenant is required to install an ATM machine in the Premises or Building in connection with the operation of its business. Landlord and Tenant agree to work together in good faith to determine a location within the Premises or Building that is mutually acceptable to Landlord and Tenant, taking into account any relevant considerations such as traffic flow, aesthetics and ease of installation and maintenance. In the event Landlord and Tenant are unable to agree upon a location, the reasonable determination of Landlord shall prevail. Tenant acknowledges that such ATM machine shall be considered to be Tenant's Property and shall be removed by Tenant in accordance with Section VIII.B. above upon the expiration or earlier termination of this Lease or Tenant's right to possession.

     IX. GRAPHICS. Landlord shall provide and install, at Tenant's cost, all letters or numerals on the exterior of the Premises; all such letters and numerals shall be in the standard graphics for the Building and no others shall be used or permitted on the Premises without Landlord's prior written consent.

     X.  REPAIRS AND ALTERATIONS BY TENANT.

     A. Tenant shall, at Tenant's own cost and expense, keep the Premises in good condition and repair. Such repairs shall restore the Premises to as good a condition as it was in prior to such damage and shall be effected in compliance with the reasonable directions of Landlord. If Tenant falls to make such repairs to the Premises promptly, Landlord may, at its option, make such repairs, and Tenant shall pay the cost thereof to the Landlord on demand as additional Rent.

     B. Tenant shall not make or allow to be made any alterations, additions or improvements to the Premises, nor install any vending machines, safes or other heavy property or equipment within the Premises, nor place signs or window coverings on the Premises which are visible from outside the Premises, without first obtaining the written consent of Landlord in each such instance. Prior to commencing any such work, Tenant must furnish Landlord with plans and specifications; names and addresses of contractors; copies of contracts; necessary permits; evidence of contractor's and subcontractor's insurance in accordance with section XVI.B. hereof; and indemnification in form and amount satisfactory to Landlord. All such improvements, alterations or additions shall be installed in a good workmanlike manner using new materials. Upon completion, Tenant shall furnish "as-built" plans, contractor's affidavits and full and final waivers of lien and receipted bills covering all labor and materials. All improvements, alterations and additions shall comply with all insurance requirements, codes, ordinances, laws and regulations, including without limitation, the Americans with Disabilities Act. Tenant shall reimburse Landlord upon demand as additional Rent for all sums expended by Landlord for examination of the architectural, mechanical, electric and plumbing plans for any alterations, additions or improvements and for the costs of repairing any damage done to the Building caused by Tenant or Tenant's agents, servants, employees, customers, licensees, or invitees. For improvements other than the Initial Improvements, if Landlord so requests, Tenant may permit Landlord to supervise construction operations, but no such supervision shall impose any liability upon Landlord. In the event Landlord supervises such construction, Landlord shall be entitled to a supervisory fee in the amount of fifteen percent (15%) of the cost of such construction. Landlord's approval of Tenant's plans and specifications or supervision of any work performed for or on behalf of Tenant shall not be deemed to be a representation by Landlord that such plans and specifications comply with applicable insurance requirements, building codes, ordinances, laws or regulations.

     XI.  USE OF ELECTRICAL AND HVAC SERVICES BY TENANT.

     A. All electricity used by Tenant in the Premises shall, at Landlord's option, be paid for by Tenant either (1) through inclusion in Base Rental or Basic Costs, or (2) by a separate charge billed directly to Tenant by Landlord and payable by Tenant as additional Rent, or (3) by a separate charge billed by the utility company supplying electricity and payable by Tenant directly to such utility company. Tenant's use of electrical and heating, ventilating and air conditioning ("HVAC") services furnished by Landlord shall not exceed, either in voltage, rated capacity, use or overall load, that which Landlord deems to be standard for the Building. Landlord acknowledges, that as of the date of this Lease, (i) Tenant's use of electricity services does not exceed the standard for electrical usage for the Building and (ii) no additional Base Rental as due and owing as a result of said usage. In the event Tenant shall request that it be allowed to consume electrical or HVAC services in excess of that deemed by Landlord to be

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standard for the Building, Landlord may refuse to consent to such usage or may consent upon such conditions as Landlord elects (including the installation of utility service upgrades, submeters, air handlers or cooling units), and all such additional usage (to the extent permitted by law), installation and maintenance thereof shall be paid for by Tenant as additional Rent. Landlord shall have the right to separately meter electrical usage for the Premises at any time during the Lease Term or to use any other method of measuring electrical usage that Landlord, in its reasonable judgment, deems to be appropriate.

     B. If Landlord generates or distributes electric current for the Building, Tenant shall obtain all current from Landlord and pay as additional Rent Landlord's charges therefor, provided, however, that if the cost of providing electricity IS not included in Base Rental or Basic Costs, the charges to Tenant shall not exceed the rate that would be charged Tenant if billed directly by the local utility for the same services. Landlord may cease to furnish electricity upon 30 days prior written notice, provided within the 30 days Landlord connects with another source of electric supply.

     XII. ENTRY BY LANDLORD. Landlord and its agents or representatives shall have the right to enter the Premises to inspect the same, or to show the Premises to prospective purchasers, mortgagees, tenants or insurers, or to clean or make repairs, alterations or additions thereto, including any work that Landlord deems necessary for the safety, protection or preservation of the Building or any occupants thereof, or to facilitate repairs, alterations or additions to the Building or any other tenants premises. If reasonably necessary for the protection and safety of Tenant and its employees, Landlord shall have the right to temporarily close the Premises to perform repairs, alterations or additions in the Premises, provided that such closure does not violate federal law and provided that Landlord shall use reasonable efforts to perform all such work on weekends and after Normal Business Hours. Entry by Landlord hereunder shall not constitute a constructive eviction or entitle Tenant to any abatement or reduction of Rent by reason thereof.

     XIII.  ASSIGNMENT AND SUBLETTING.

     A. Tenant shall not assign, sublease, transfer or encumber this Lease or any interest therein or grant any license, concession or other right of occupancy of the Premises or any portion thereof or otherwise permit the use of the Premises or any portion thereof by any party other than Tenant (any of which events is hereinafter called a "Transfer") without the prior written consent of Landlord, which consent shall not be unreasonably withheld with respect to any proposed assignment or subletting. Landlord's consent shall not be considered unreasonably withheld if: 1. the proposed transferee's financial responsibility does not meet the same criteria Landlord uses to select Building tenants; 2. the proposed transferee's business is not suitable for the Building considering the business of the other tenants and the Building's prestige or would result in a violation of an exclusive right granted to another tenant in the Building; 3. the proposed use is different than the Permitted Use; 4. the proposed transferee is a government agency or occupant of the Building; or 5. Tenant is in default. Tenant acknowledges that the foregoing is not intended to be an exclusive list of the reasons for which Landlord may reasonably withhold its consent to a proposed Transfer. Any attempted Transfer in violation of the terms of this Article shall, at Landlord's option, be void. Consent by Landlord to one or more Transfers shall not operate as a waiver of Landlord's rights as to any subsequent Transfers. In addition, Tenant shall not, without Landlord's consent, publicly offer or advertise the Lease for Transfer in any media. In the event Tenant or anyone acting on behalf of Tenant or with Tenant's knowledge violates the provisions of the foregoing sentence, Landlord, in addition to its other remedies, shall be entitled to seek injunctive relief preventing such action, and Tenant shall be responsible for all costs incurred by Landlord in connection therewith.

     B. If Tenant requests Landlord's consent to a Transfer, Tenant shall notify Landlord in writing at least 45 days prior to the effective date of the proposed Transfer of the name of the proposed transferee and the nature of the business of the proposed transferee, the term, use, rental rate and all other material terms and conditions of the proposed Transfer, including, without limitation, evidence satisfactory to Landlord that the proposed transferee is financially responsible. Notwithstanding the provisions of Section XIII.A. above, Landlord may, during said 45-day period, 1. consent to or refuse to consent to such Transfer in writing; or 2. negotiate directly with the proposed transferee and (in the event Landlord is able to reach agreement with such proposed transferee) upon execution of a lease with such transferee, terminate this Lease (in part or in whole, as appropriate) upon thirty (30) days' notice; or 3. cancel and terminate this Lease, in whole or in part as appropriate, upon 30 days notice. In the event Landlord consents to any such Transfer, the Transfer shall be in a form approved by Landlord, and Tenant shall bear all costs and expenses incurred by Landlord in connection with the review and approval of such documentation, which costs and expenses shall be deemed to be at least Seven Hundred Fifty Dollars ($750.00).

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     Notwithstanding anything to the contrary contained herein or in Section
XIII.D., Tenant may assign its entire interest under this Lease or sublet the Premises to a wholly owned corporation or controlled subsidiary or parent of Tenant or to any successor to Tenant by purchase, merger, consolidation or reorganization (hereinafter collectively referred to as "Corporate Transfer") without the consent of Landlord, provided: (i) Tenant is not in default under this Lease; (ii) if such proposed transferee is a successor to Tenant by purchase, said proposed transferee shall acquire all or substantially all of the stock or assets of Tenant's business or, if such proposed transferee is a successor to Tenant by merger, consolidation or reorganization, the continuing or surviving corporation shall own all or substantially all of the assets of Tenant; (iii) such proposed transferee shall have a net worth which is at least equal to the greater of Tenant's net worth at the date of this Lease or Tenant's net worth at the date of the Transfer; (iv) such proposed transferee operates the business in the Premises for the Permitted Use and no other purpose; and (v) in no event shall any Transfer release or relieve Tenant from any of its obligations under this Lease. Tenant shall give Landlord written notice at least thirty (30) days prior to the effective date of such Corporate Transfer. As used herein, the terms "controlled" or "subsidiary" shall mean a corporate entity wholly owned by Tenant or at least fifty-one percent (51%) of whose voting stock is owned by Tenant.

     C. All cash or other proceeds (the "Transfer Consideration") of any Transfer of Tenant's interest in this Lease and/or the Premises, whether consented to by Landlord or not, shall be paid to Landlord and Tenant hereby assigns all rights it might have or ever acquire in any such proceeds to Landlord. In addition to the Rent hereunder, Tenant hereby covenants and agrees to pay to Landlord all rent and other consideration which it receives which is in excess of the Rent payable hereunder within ten (10) days following receipt thereof by Tenant. In addition to any other rights Landlord may have, Landlord shall have the right to contact any transferee and require that all payments made pursuant to the Transfer shall be made directly to Landlord.

     D. If Tenant is a corporation and if at any time during the Lease Term the person or persons who own the voting shares at the time of the execution of this Lease cease for any reason, including but not limited to merger, consolidation or other reorganization involving another corporation, to own a majority of such shares, or if Tenant is a partnership and if at any time during the Lease Term the general partner or partners who own the general partnership interests in the partnership at the time of the execution of this Lease, cease for any reason to own a majority of such interests (except as the result of transfers by gift, bequest or inheritance to or for the benefit of members of the immediate family of such original shareholder(s) or partner(s)), such an event shall be deemed to be a Transfer. The preceding sentence shall not apply whenever Tenant is a corporation the outstanding stock of which is listed on a recognized security exchange, or if at least eighty per cent (80%) of its voting stock is owned by another corporation, the voting stock of which is so listed.

     E. Any Transfer consented to by Landlord in accordance with this Article XIII shall be only for the Permitted Use and for no other purpose, and in no event shall any Transfer release or relieve Tenant or any Guarantors from any obligations under this Lease.

     XIV. LIENS. Tenant will not permit any mechanic's liens or other liens to be placed upon the Premises or Tenant's leasehold interest therein, the Building, or the real estate associated therewith. Landlord's title to the Building and Property is and always shall be paramount to the interest of Tenant, and nothing herein contained shall empower Tenant to do any act that can, shall or may encumber Landlord's title. In the event any such lien does attach, Tenant shall, within 5 days of notice of the filing of said lien, either discharge or bond over such lien to the satisfaction of Landlord and Landlord's Mortgagee (as hereinafter defined), and in such a manner as to stay the enforcement or foreclosure of such lien. If Tenant shall fail to so discharge or bond over such lien, then, in addition to any other right or remedy of Landlord, Landlord may, but shall not be obligated to, discharge the same. Any amount paid by Landlord for any of the aforesaid purposes, including reasonable attorneys fees (if and to the extent permitted by law) shall be paid by Tenant to Landlord on demand as additional Rent.

     XV.  INDEMNITY AND WAIVER OF CLAIMS.

     A. Tenant shall indemnify, defend and hold Landlord, its principals, beneficiaries, partners, officers, directors, agents, employees and any Mortgagee(s) (collectively the "Landlord Related Parties") harmless against and from all liabilities, obligations, damages, penalties, claims, costs, charges and expenses, including, without limitation, reasonable architects' and attorneys' fees (if and to the extent permitted by law), which may be imposed upon, incurred by, or asserted against Landlord or any of the Landlord Related Parties and arising, directly or indirectly, out of or in connection with the use, occupancy or maintenance of the Premises by, through or under Tenant, and (without limiting the generality of the foregoing) any of the following: 1. any work or thing done in, on or about the Premises or any part thereof by Tenant


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



or any of its transferees, agents, servants, contractors, employees, customers, licensees or invitees; 2. any use, non-use, possession, occupation, condition, operation or maintenance of the Premises or any part thereof; 3. any act or omission of Tenant or any of its transferees, agents, servants, contractors, employees, customers, licensees or invitees, regardless of whether such act or omission occurred within the Premises; 4. any injury or damage to any person or property occurring in, on or about the Premises or any part thereof; or 5. any failure on the part of Tenant to perform or comply with any of the covenants, agreements, terms or conditions contained in this Lease with which Tenant must comply or perform. In case any action or proceeding is brought against Landlord or any of the Landlord Related Parties by reason of any of the foregoing, Tenant shall, at Tenant's sole cost and expense, resist and defend such action or proceeding with counsel approved by Landlord or, at Landlord's option, reimburse Landlord for the cost of any counsel retained directly by Landlord to defend and resist such action or proceeding.

     B. Landlord and the Landlord Related Parties shall not be liable for, and Tenant waives, all claims for loss or damage to Tenant's business or damage to person or property sustained by Tenant or any person claiming by, through or under Tenant (including Tenant's employees) resulting from any accident or occurrence in, on or about the Premises, the Building or the Property, including, without limitation, claims for loss, theft or damage resulting from:
1. the Premises, Building, or Property, or any equipment or appurtenances becoming out of repair; 2. wind or weather; 3. any defect in or failure to operate, for whatever reason, any sprinkler, heating or air-conditioning equipment, electric wiring, gas, water or steam pipes; 4. broken glass; 5. the backing up of any sewer pipe or downspout; 6. the bursting, leaking or running of any tank, water closet, drain or other pipe; 7. the escape of steam or water; 8. water, snow or ice being upon or coming through the roof, skylight, stairs, doorways, windows, walks or any other place upon or near the Building;
9. the falling of any fixture, plaster, tile or other material; 10. any act, omission or negligence of other tenants, licensees or any other persons or occupants of the Building or of adjoining or contiguous buildings, of owners of adjacent or contiguous property or the public, or by construction of any private, public or quasi-public work; or 11. any other cause of any nature except, as to items 1. - 9., where such loss or damage is due to Landlord's willful failure to make repairs required to be made pursuant to other provisions of this Lease, after the expiration of a reasonable time after written notice to Landlord of the need for such repairs. To the maximum extent permitted by law, Tenant agrees to use and occupy the Premises, and to use such other portions of the Building as Tenant is herein given the right to use, at Tenant's own risk.

     C. Except for losses, liabilities, obligations, damages, penalties, claims, costs, charges and expenses resulting from the negligence of Tenant and/or its agents, employees or contractors, and subject to the provisions of
Article XVII hereof, Landlord shall indemnify, defend and hold Tenant, its principals, agents and employees (collectively the "Tenant Related Parties") harmless from and against all liabilities, obligations, damages (other than consequential damages), penalties, claims, costs, charges and expenses, including, without limitation, reasonable attorneys' fees, which may be imposed upon, incurred by, or asserted against Tenant or any of the Tenant Related Parties and arising, directly or indirectly, out of or in connection with any of the following: (i) any work or thing done in, on or about the Common Areas or any part thereof by Landlord or any of its agents, contractors or employees;
(ii) any use, non-use, possession, occupation, condition, operation, maintenance or management of the Common Areas or any part thereof by Landlord or any of its agents, contractors or employees (iii) any act or omission of Landlord or any of its agents, contractors or employees; and (iv) any injury or damage to any person or property occurring in, on or about the Common Areas or any part thereof; provided, however, that in each case such liability, obligation, damage, penalty, claim, cost, charge or expense results from the negligence of Landlord and/or its agents, employees or contractors.

     XVI.   TENANT'S INSURANCE.

     A. At all times commencing on and after the earlier of the Commencement Date and the date Tenant or its agents, employees or contractors enters the Premises for any purpose, Tenant shall carry and maintain, at its sole cost and expense:

         1. Commercial General Liability Insurance with a Broad Form General Liability Endorsement applicable to the Premises and its appurtenances providing, on an occurrence basis, a minimum combined single limit of One Million Dollars ($1,000,000).

         2. All Risks of Physical Loss Insurance written at replacement cost value and with a replacement cost endorsement covering all of Tenant's Property in the Premises.


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


                3. Workers Compensation Insurance as required by the state in which the Premises is located and in amounts as may be required by applicable statute, and Employers Liability Coverage of One Hundred Thousand (1 00,000.00) per occurrence.

                4. Whenever good business practice, in Landlord's reasonable judgment, indicates the need of additional insurance coverage or different types of insurance in connection with the Premises or Tenant's use and occupancy thereof, Tenant shall, upon request, obtain such insurance at Tenant's expense and provide Landlord with evidence thereof.

     B. Except for items for which Landlord is responsible under the Work Letter Agreement, before any repairs, alterations, additions, improvements, or construction are undertaken by or on behalf of Tenant, Tenant shall carry and maintain, at its expense, or Tenant shall require any contractor performing work on the Premises to carry and maintain, at no expense to Landlord, in addition to worker's compensation insurance as required by the jurisdiction in which the Building is located, All Risk Builder's Risk Insurance in the amount of the replacement cost of any alterations, additions or improvements (or such other amount reasonably required by Landlord) and Commercial General Liability Insurance (including, without limitation, Contractor's Liability coverage, Contractual Liability coverage, Completed Operations coverage, a Broad Form Property Damage coverage and Contractor's Protective liability) written on an occurrence basis with a minimum combined single limit of One Million Dollars ($1,000,000); such limit may be accomplished by means of an umbrella policy.

     C. Any company writing any insurance which Tenant is required to maintain or cause to be maintained pursuant to the terms of this Lease (all such insurance as well as any other insurance pertaining to the Premises or the operation of Tenant's business therein being referred to as "Tenant's Insurance"), as well as the form of such insurance, shall at all times be subject to Landlord's reasonable approval, and each such insurance company shall have an A.M. Best rating of "A7" or better and shall be licensed and qualified to do business in the state in which the Premises are located. All policies evidencing Tenant's Insurance (except for Workers Compensation) shall specify Tenant and the "owner[s] of the Building and its (or their) respective principals, beneficiaries, partners, officers, directors, employees, agents and mortgagee[s]" (and any other designees of Landlord as the interest of such designees shall appear) as additional insureds. Provided that the coverage afforded Landlord and any designees of Landlord shall not be reduced or otherwise adversely affected, all of Tenant's Insurance may be carried under a blanket policy covering the Premises and any other of Tenant's locations. All policies of Tenant's Insurance shall contain endorsements that the insurer(s) will give to Landlord and its designees at least thirty (30) days' advance written notice of any change, cancellation, termination or lapse of said insurance. Tenant shall be solely responsible for payment of premiums for all of Tenant's Insurance. Tenant shall deliver to Landlord at least fifteen (15) days prior to the time Tenant's Insurance is first required to be carried by Tenant, and upon renewals at least fifteen (15) days prior to the expiration of any such insurance coverage, a certificate of insurance of all policies procured by Tenant in compliance with its obligations under this Lease. The limits of Tenant's Insurance shall in no event limit Tenant's liability under this Lease.

     D. Tenant shall not do or fail to do anything in, upon or about the Premises which will: 1. violate the terms of any of Landlord's insurance policies; 2. prevent Landlord from obtaining policies of insurance acceptable to Landlord or any Mortgagees; or 3. result in an increase in the rate of any insurance on the Premises, the Building, any other property of Landlord or of others within the Building. In the event of the occurrence of any of the events set forth in this Section, Tenant shall pay Landlord upon demand, as additional Rent, the cost of the amount of any increase in any such insurance premium. If Tenant fails to obtain the insurance coverage required by this Lease, Landlord may, at its option, obtain such insurance for Tenant, and Tenant shall pay, as additional Rent, the cost of all premiums thereon and all of Landlord's costs associated therewith.

     XVII. SUBROGATION. Notwithstanding anything set forth in this Lease to the contrary, Landlord and Tenant do hereby waive any and all right of recovery, claim, action or cause of action against the other, their respective principals, beneficiaries, partners, officers, directors, agents, and employees, and, with respect to Landlord, its Mortgagee[s], for any loss or damage that may occur to Landlord or Tenant or any party claiming by, through or under Landlord or Tenant, as the case may be, with respect to their respective property, the Building, the Property or the Premises or any addition or improvements thereto, or any contents therein, by reason of fire, the elements or any other cause, regardless of cause or origin, including the negligence of Landlord or Tenant, or their respective principals, beneficiaries, partners, officers, directors, agents and employees and, with respect to Landlord, its Mortgagee[s], which loss or damage is (or would have been, had the insurance required by this Lease been carried) covered by insurance. Since this mutual waiver will preclude the assignment of any such claim by subrogation (or otherwise) to an insurance company (or any other person), Landlord and Tenant each agree to give each insurance company which has issued, or in the future may issue, its policies of fire, extended coverage or material damage insurance, written notice of the terms of this mutual waiver, and to have such insurance policies properly endorsed, if necessary, to prevent the invalidation of any of the coverage provided by such insurance policies by reason of such mutual waiver. For the purpose of the foregoing waiver, the amount of any deductible applicable to any loss or damage shall be deemed covered by, and recoverable by the insured under the insurance policy to which such deductible relates. In the event that Tenant is permitted to and self-insures any risk which would have been covered by the insurance required to be carried by Tenant pursuant to Article XVI of the Lease, or if Tenant fails to carry any insurance required to be carried by Tenant pursuant to
Article XVI of this Lease, then all loss or damage to Tenant, its leasehold interest, its business, its property, the Premises or any additions or improvements thereto or contents thereof shall be deemed covered by and recoverable by Tenant under valid and collectible policies of insurance.

     XVIII. LANDLORD'S INSURANCE. Landlord shall maintain property insurance on the Building in such amounts as Landlord reasonably elects. The cost of such insurance shall be included as a part of the Basic Costs, and payments for losses thereunder shall be made solely to Landlord or the Mortgagees of Landlord as their interests shall appear.

     XIX. CASUALTY DAMAGE. If the Premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give prompt written notice thereof to Landlord. In case the Building shall be so damaged that substantial alteration or reconstruction of the Building shall, in Landlord's sole opinion, be required (whether or not the Premises shall have been damaged by such casualty) or in the event the Premises have been damaged and there is less than one (1) year of the Lease Term remaining on the date of such casualty or in the event any Mortgagee should require that the insurance proceeds payable as a result of a casualty be applied to the payment of the mortgage debt or in the event of any material uninsured loss to the Building, Landlord may, at its option, terminate this Lease by notifying Tenant in writing of such termination within ninety (90) days after the date of such casualty. Such termination shall be effective as of the date of fire or casualty, with respect to any portion of the Premises that was rendered untenantable, and the date specified in Landlord's notice, with respect to any portion of the Premises that remained tenantable. In addition to Landlord's rights to terminate as provided herein, Tenant shall have the right to terminate this Lease if (1) a substantial portion of the Premises has been damaged by fire or other casualty; (2) there is less than one (1) year of the Lease Term remaining on the date of such casualty; (3) the casualty was not caused by the negligence or willful misconduct of Tenant or its agents, employees or contractors, and (4) Tenant provides Landlord with written notice of its intent to terminate within thirty
(30) days after the date of the fire or other casualty. If neither Landlord nor Tenant elect to terminate this Lease, Landlord shall commence and proceed with reasonable diligence to restore the Building (provided that Landlord shall not be required to restore any unleased premises in the Building) and the Leasehold Improvements (but excluding any improvements, alterations or additions made by Tenant in violation of this Lease) located within the Premises, if any, which Landlord has insured to substantially the same condition they were in immediately prior to the happening of the casualty. Notwithstanding the foregoing, Landlord's obligation to restore the Building, and the Leasehold Improvements, if any, shall not require Landlord to expend for such repair and restoration work more than the insurance proceeds actually received by the Landlord as a result of the casualty. When repairs to the Premises have been completed by Landlord, Tenant shall complete the restoration or replacement of all Tenant's Property necessary to permit Tenant's reoccupancy of the Premises, and Tenant shall present Landlord with evidence satisfactory to Landlord of Tenant's ability to pay such costs prior to Landlord's commencement of repair and restoration of the Premises. Landlord shall not be liable for any inconvenience or annoyance to Tenant or injury to the business of Tenant resulting in any way from such damage or the repair thereof, except that, subject to the provisions of the next sentence, Landlord shall allow Tenant a fair diminution of Rent on a per them basis during the time and to the extent the Premises are untenantable. If the Premises or any other portion of the Building is damaged by fire or other casualty resulting from the fault or negligence of Tenant or any of Tenant's agents, employees, or contractors, the Rent hereunder shall not be diminished during any period during which the Premises, or any portion thereof, is untenantable, and Tenant shall be liable to Landlord for the cost of the repair and restoration of the Building caused thereby to the extent such cost and expense is not covered by insurance proceeds. Landlord and Tenant hereby waive the provisions of any law from time to time in effect during the Lease Term relating to the effect upon leases of partial or total destruction of leased property. Landlord and Tenant agree that their respective rights in the event of any damage to or destruction of the Premises shall be those specifically set forth herein.

     XX. DEMOLITION.  INTENTIONALLY OMITTED.


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


     XXI. CONDEMNATION. If 1. the whole or any substantial part of the Premises or 2. any portion of the Building or Property which would leave the remainder of the Building unsuitable for use as an office building comparable to its use on the Commencement Date, shall be taken or condemned for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof, then Landlord may, at its option, terminate this Lease effective as of the date the physical taking of said Premises or said portion of the Building or Property shall occur. In the event this Lease is not terminated, the Rentable Area of the Building, the Rentable Area of the Premises and Tenant's Pro Rate Share shall be appropriately adjusted. In addition, Rent for any portion of the Premises so taken or condemned shall be abated during the unexpired term of this Lease effective when the physical taking of said portion of the Premises shall occur. All compensation awarded for any such taking or condemnation, or sale proceeds in lieu thereof, shall be the property of Landlord, and Tenant shall have no claim thereto, the same being hereby expressly waived by Tenant, except for any portions of such award or proceeds which are specifically allocated by the condemning or purchasing party for the taking of or damage to trade fixtures of Tenant, which Tenant specifically reserves to itself provided, however, Tenant may file a claim at its sole cost and expense and receive an award for the Tenant's Property and Tenant's reasonable relocation expenses, provided the filing of such claim does not adversely affect or diminish the award which would otherwise have been received by Landlord had Tenant not filed such a claim and received such award.

     XXII. EVENTS OF DEFAULT. The following events shall be deemed to be events of default under this Lease:

                A. Tenant shall fall to pay when due any Base Rental, Additional Base Rental or other Rent under this Lease and such failure shall continue for five (5) days after delivery of notice to Tenant (hereinafter sometimes referred to as a "Monetary Default").

                B. Any failure by Tenant (other than a Monetary Default) to comply with any term, provision or covenant of this Lease, which failure is not cured within ten (10) days after delivery to Tenant of notice of the occurrence of such failure, provided that if any such failure creates a hazardous condition, such failure must be cured immediately.

                C. Tenant or any Guarantor shall become insolvent, or shall make a transfer in fraud of creditors, or shall commit an act of bankruptcy or shall make an assignment for the benefit of creditors, or Tenant or any Guarantor shall admit in writing its inability to pay its debts as they become due.

                D. Tenant or any Guarantor shall file a petition under any section or chapter of the United States Bankruptcy Code, as amended, pertaining to bankruptcy, or under any similar law or statute of the United States or any State thereof, or Tenant or any Guarantor shall be adjudged bankrupt or insolvent in proceedings filed against Tenant or any Guarantor thereunder; or a petition or answer proposing the adjudication of Tenant or any Guarantor as a debtor or its reorganization under any present or future federal or state bankruptcy or similar law shall be filed in any court and such petition or answer shall not be discharged or denied within sixty (60) days after the filing thereof.

                E. A receiver or trustee shall be appointed for all or substantially all of the assets of Tenant or any Guarantor or of the Premises or of any of Tenant's property located thereon in any proceeding brought by Tenant or any Guarantor, or any such receiver or trustee shall be appointed in any proceeding brought against Tenant or any Guarantor and shall not be discharged within sixty (60) days after such appointment or Tenant or such Guarantor shall consent to or acquiesce in such appointment.

                F. The leasehold estate hereunder shall be taken on execution or other process of law or equity in any action against Tenant.

                G. Tenant shall abandon or vacate any substantial portion of the Premises without the prior written permission of Landlord.

                H. Tenant shall fail to take possession of and occupy the Premises within thirty (30) days following the Commencement Date and thereafter continuously conduct its operations in the Premises for the Permitted Use as set forth in Paragraph IV hereof.

                I. The liquidation, termination, dissolution, forfeiture of right to do business or death of Tenant or any Guarantor.

                J. Tenant shall be in default beyond any notice and cure period under any other lease with Landlord.

     XXIII. REMEDIES.

     A. Upon the occurrence of any event or events of default under this Lease, whether enumerated in Article XXII or not, Landlord shall have the option to pursue any one or more of the following remedies without any notice (except as expressly prescribed herein) or demand whatsoever (and without limiting the generality of the foregoing, Tenant hereby specifically waives notice and demand for payment of Rent or other obligations due and waives any and all other notices or demand requirements imposed by applicable law):

           1. Terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord. If Tenant fails to surrender the Premises upon termination of the Lease hereunder, Landlord may without prejudice to any other remedy which it may have, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying said Premises, or any part thereof, by force, if necessary, without being liable for prosecution or any claim of damages therefor, and Tenant hereby agrees to pay to Landlord on demand the amount of all loss and damage which Landlord may suffer by reason of such termination, whether through inability to relet the Premises on satisfactory terms or otherwise, specifically including but not limited to all Costs of Reletting (hereinafter defined) and any deficiency that may arise by reason of any reletting or failure to relet.

           2. Enter upon and take possession of the Premises and expel or remove Tenant or any other person who may be occupying said Premises, or any part thereof, by force, if necessary, without having any civil or criminal liability therefor and without terminating this Lease. Landlord may (but shall be under no obligation to) relet the Premises or any part thereof for the account of Tenant, in the name of Tenant or Landlord or otherwise, without notice to Tenant for such term or terms which may be greater or less than the period which would otherwise have constituted the balance of the Lease Term and on such conditions (which may include concessions, free rent and alterations of the Premises) and for such uses as Landlord in its absolute discretion may determine, and Landlord may collect and receive any rents payable by reason of such reletting.
      Tenant agrees to pay Landlord on demand all Costs of Reletting and any deficiency that may arise by reason of such reletting or failure to relet. Landlord shall not be responsible or liable for any failure to relet the Premises or any part thereof or for any failure to collect any Rent due upon any such reletting. No such re-entry or taking of possession of the Premises by Landlord shall be construed as an election on Landlord's part to terminate this Lease unless a written notice of such termination is given to Tenant.

           Landlord agrees to use reasonable efforts to mitigate damages, provided that such reasonable efforts shall not require Landlord to relet the Premises in preference to any other space in the Building or to relet the Premises to any party that Landlord could reasonably reject as a transferee pursuant to Article XIII hereof.

           3. Enter upon the Premises by force if necessary without having any civil or criminal liability therefor, and do whatever Tenant is obligated to do under the terms of this Lease, and Tenant agrees to reimburse Landlord on demand for any expense which Landlord may incur in thus affecting compliance with Tenant's obligations under this Lease together with interest at the lesser of a per annum rate equal to: a.
      the Maximum Rate, or b. the Prime Rate plus five percent (5%), and Tenant further agrees that Landlord shall not be liable for any damages resulting to Tenant from such action, whether caused by the negligence of Landlord or otherwise.

           4. In order to regain possession of the Premises and to deny Tenant access thereto in any instance in which Landlord has terminated this Lease or Tenant's right to possession, or to limit access to the Premises in accordance with local law in the event of a default by Tenant, Landlord or its agent may, at the expense and liability of the Tenant, alter or change any or all locks or other security devices controlling access to the Premises without posting or giving notice of any kind to Tenant. Landlord shall have no obligation to provide Tenant a key or grant Tenant access to the Premises so long as Tenant is in default under this Lease. Tenant shall not be entitled to recover possession of the Premises, terminate this Lease, or recover any actual, incidental, consequential, punitive, statutory or other damages or award of attorneys' fees, by reason of Landlord's alteration or change of any lock or other security device and the resulting exclusion from the Premises of the Tenant or Tenant's agents, servants, employees, customers, licensees, invitees or any other persons from the Premises. Landlord may, without notice, remove and either dispose of or store, at

      Tenant's expense, any property belonging to Tenant that remains in the Premises after Landlord has regained possession thereof.

        5. Terminate this Lease, in which event, Tenant shall immediately surrender the Premises to Landlord and pay to Landlord the sum of: a. all Rent accrued hereunder through the date of termination, and, upon Landlord's determination thereof, b. an amount equal to (i) the total Rent that Tenant would have been required to pay for the remainder of the Lease Term discounted to present value at the prime rate then in effect, minus (ii) the then present fair rental value of the Premises for the remainder of the Lease Term, similarly discounted, after deducting all anticipated Costs of Reletting. Landlord's determination of such amount shall be conclusive and binding on Tenant, and shall be deemed to have been made in good faith, subject only to manifest error.

     B. For purposes of this Lease, the term "Costs of Reletting" shall mean all costs and expenses incurred by Landlord in connection with the reletting of the Premises, including without limitation, Rent loss during the period the Premises are vacant prior to reletting, the cost of cleaning, renovation, repairs, decoration and alteration of the Premises for a new tenant or tenants, advertisement, marketing, brokerage and legal fees (if and to the extent permitted by law), the cost of protecting or caring for the Premises while vacant, the cost of removing and storing any property located on the Premises, any increase in insurance premiums caused by the vacancy of the Premises and any other out-of-pocket expenses incurred by Landlord including tenant inducements such as the cost of moving the new tenant or tenants and the cost of assuming any portion of the existing lease(s) of the new tenant(s).

     C. Except as otherwise herein provided, no repossession or re-entering on the Premises or any part thereof pursuant to Article XXIII hereof or otherwise shall relieve Tenant or any Guarantor of its liabilities and obligations hereunder, all of which shall survive such repossession or re-entering. Notwithstanding any such repossession or re-entering by reason of the occurrence of an event of default, Tenant will pay to Landlord the Rent required to be paid by Tenant pursuant to this Lease.

     D. No right or remedy herein conferred upon or reserved to Landlord is intended to be exclusive of any other right or remedy, and each and every right and remedy shall be cumulative and in addition to any other right or remedy given hereunder or now or hereafter existing by agreement, applicable law or in equity. In addition to other remedies provided in this Lease, Landlord shall be entitled, to the extent permitted by applicable law, to injunctive relief, or to a decree compelling performance of any of the covenants, agreements, conditions or provisions of this Lease, or to any other remedy allowed to Landlord at law or in equity. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default.

     E. This Article XXIII shall be enforceable to the maximum extent such enforcement is not prohibited by applicable law, and the unenforceability of any portion thereof shall not thereby render unenforceable any other portion.

     XXIV. LIMITATION OF LIABILITY. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS LEASE, THE LIABILITY OF LANDLORD (AND OF ANY SUCCESSOR LANDLORD HEREUNDER) TO TENANT SHALL BE LIMITED TO THE INTEREST OF LANDLORD IN THE BUILDING, AND TENANT AGREES TO LOOK SOLELY TO LANDLORD'S INTEREST IN THE BUILDING FOR THE RECOVERY OF ANY JUDGMENT OR AWARD AGAINST THE LANDLORD, IT BEING INTENDED THAT LANDLORD SHALL NOT BE PERSONALLY LIABLE FOR ANY JUDGMENT OR DEFICIENCY. TENANT HEREBY COVENANTS THAT, PRIOR TO THE FILING OF ANY SUIT FOR AN ALLEGED DEFAULT BY LANDLORD HEREUNDER, IT SHALL GIVE LANDLORD AND ALL MORTGAGEES WHOM TENANT HAS BEEN NOTIFIED HOLD MORTGAGES OR DEED OF TRUST LIENS ON THE PROPERTY, BUILDING OR PREMISES NOTICE AND REASONABLE TIME TO CURE SUCH ALLEGED DEFAULT BY LANDLORD. IN ADDITION, TENANT ACKNOWLEDGES THAT EQUITY OFFICE PROPERTIES, INC. IS ACTING SOLELY IN ITS CAPACITY AS AGENT FOR LANDLORD AND SHALL NOT BE LIABLE FOR ANY OBLIGATIONS, LIABILITIES, LOSSES OR DAMAGES ARISING OUT OF OR IN CONNECTION WITH THIS LEASE, ALL OF WHICH ARE EXPRESSLY WAIVED BY TENANT.

     XXV. NO WAIVER. Failure of Landlord to declare any default immediately upon its occurrence, or delay in taking any action in connection with an event of default shall not constitute a waiver of such default, nor shall it constitute an estoppel against Landlord, but Landlord shall have the right to declare the default at any time and take such action as is lawful or authorized under this Lease. Failure by Landlord to enforce its rights with respect to any one default shall not constitute a waiver of its rights with respect to any subsequent default. Receipt by Landlord of Tenant's keys to the Premises shall not constitute an acceptance or surrender of the Premises.

     XXVI. EVENT OF BANKRUPTCY. In addition to, and in no way limiting the other remedies set forth herein, Landlord and Tenant agree that if Tenant ever becomes the subject of a voluntary or involuntary bankruptcy, reorganization, composition, or other similar type proceeding under the federal bankruptcy laws, as now enacted or hereinafter amended, then:

     A. "Adequate protection" of Landlord's interest in the Premises pursuant to the provisions of Section 361 and 363 (or their successor sections) of the Bankruptcy Code, 11 U.S.C. Section 101 et seq., (such Bankruptcy Code as amended from time to time being herein referred to as the "Bankruptcy Code"), prior to assumption and/or assignment of the Lease by Tenant shall include, but not be limited to all (or any part) of the following:

           1. the continued payment by Tenant of the Base Rental and all other Rent due and owing hereunder and the performance of all other covenants and obligations hereunder by Tenant;

           2. the hiring of security guards to protect the Premises if Tenant abandons and/or ceases operations; such obligation of Tenant only to be effective so long as Tenant remains in possession and control of the Premises to the exclusion of Landlord;

           3. the furnishing of an additional/new security deposit by Tenant in the amount of three (3) times the then-current monthly Base Rental.

     B. "Adequate assurance of future performance" by Tenant and/or any assignee of Tenant pursuant to Bankruptcy Code Section 365 will include (but not be limited to) payment of an additional/new Security Deposit in the amount of three (3) times the then-current Base Rental payable hereunder.

     C. Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code, shall be deemed without further act or deed to have assumed all of the obligations of Tenant arising under this Lease on and after the effective date of such assignment. Any such assignee shall, upon demand by Landlord, execute and deliver to Landlord an instrument confirming such assumption of liability.

     D. Notwithstanding anything in this Lease to the contrary, all amounts payable by Tenant to or on behalf of the Landlord under this Lease, whether or not expressly denominated as "Rent", shall constitute "rent" for the purposes of Section 502(b) (6) of the Bankruptcy Code.

     E. If this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code, any and all monies or other considerations payable or otherwise to be delivered to Landlord (including Base Rentals and other Rent hereunder), shall be and remain the exclusive property of Landlord and shall not constitute property of Tenant or of the bankruptcy estate of Tenant. Any and all monies or other considerations constituting Landlord's property under the preceding sentence not paid or delivered to Landlord shall be held in trust by Tenant or Tenant's bankruptcy estate for the benefit of Landlord and shall be promptly paid to or turned over to Landlord.

     F. If Tenant assumes this Lease and proposes to assign the same pursuant to the provisions of the Bankruptcy Code to any person or entity who shall have made a bona fide offer to accept an assignment of this Lease on terms acceptable to the Tenant, then notice of such proposed offer/assignment, setting forth 1. the name and address of such person or entity, 2. all of the terms and conditions of such offer, and 3. the adequate assurance to be provided Landlord to assure such person's or entity's future performance under the Lease, shall be given to Landlord by Tenant no later than twenty (20) days after receipt by Tenant, but in any event no later than ten (10) days prior to the date that Tenant shall make application to a court of competent jurisdiction for authority and approval to enter into such assumption and assignment, and Landlord shall thereupon have the prior right and option, to be exercised by notice to Tenant given at any time prior to the effective date of such proposed assignment, to accept an assignment of this Lease upon the same terms and conditions and for the same consideration, if any, as the bona fide offer made by such persons or entity, less any brokerage commission which may be payable out of the consideration to be paid by such person for the assignment of this Lease.

     G. To the extent permitted by law, Landlord and Tenant agree that this Lease is a contract under which applicable law excuses Landlord from accepting performance from (or rendering performance to) any person or entity other than Tenant within
(c) and 365(e) (2) of the Bankruptcy Code.

     XXVII. QUIET ENJOYMENT. Tenant shall, and may peacefully have, hold, and enjoy the Premises, subject to the other terms of this Lease (including, without limitation, Article XXX hereof, provided that Tenant pays the Rent herein recited to be paid by Tenant and performs all of Tenant's covenants and agreements herein contained. This covenant and any and all other covenants of Landlord shall be binding upon Landlord and its successors only during its or their respective periods of ownership of the Landlord's interest hereunder.

     XXVIII. RELOCATION. Landlord, at its expense, shall be entitled to cause Tenant to relocate from the Premises to space containing approximately the same Rentable Area as the Premises (the "Relocation Space") within the Building or adjacent buildings within the same project at any time upon one hundred twenty
(120) days prior written notice to Tenant provided that the Relocation Space shall be located on the first floor of such building. Such a relocation shall not affect this Lease except that from and after the date of such relocation, "Premises" shall refer to the Relocation Space into which Tenant has been moved, rather than the original Premises as herein defined, and the Base Rental shall be adjusted so that immediately following such relocation the Base Rental for the Relocation Space per annum on a per square foot of Rentable Area basis shall be the same as the Base Rental per annum immediately prior to such relocation for the original Premises on a per square foot of Rentable Area basis.

     XXIX. HOLDING OVER. In the event of holding over by Tenant after expiration or other termination of this Lease or in the event Tenant continues to occupy the Premises after the termination of Tenant's right of possession pursuant to Articles XXII and XXIII hereof, occupancy of the Premises subsequent to such termination or expiration shall be that of a tenancy at sufferance and in no event for month-to-month or year-to-year, but Tenant shall, throughout the entire holdover period, pay rent (on a per month basis without reduction for any partial months during any such holdover) equal to twice the sum of the Base Rental and Additional Base Rental due for the period immediately preceding such holding over, provided that in no event shall Base Rental and Additional Base Rental during the holdover period be less than the fair market rental for the Premises. No holding over by Tenant or payments of money by Tenant to Landlord after the expiration of the term of this Lease shall be construed to extend the Lease Term or prevent Landlord from recovery of immediate possession of the Premises by summary proceedings or otherwise. Tenant shall be liable to Landlord for all damage, including any consequential damage, which Landlord may suffer by reason of any holding over by Tenant, and Tenant shall indemnity Landlord against any and all claims made by any other tenant or prospective tenant against Landlord for delay by Landlord in delivering possession of the Premises to such other tenant or prospective tenant.

     XXX. SUBORDINATION TO MORTGAGES. Tenant accepts this Lease subject and subordinate to any mortgage, deed of trust, ground lease or other lien presently existing or hereafter arising upon the Premises, or upon the Building and/or the Property and to any renewals, modifications, refinancings and extensions thereof (any such mortgage, deed of trust, lease or other lien being hereinafter referred to as a "Mortgage", and the person or entity having the benefit of same being referred to hereinafter as a "Mortgagee"), but Tenant agrees that any such Mortgagee shall have the right at any time to subordinate such Mortgage to this Lease on such terms and subject to such conditions as such Mortgagee may deem appropriate in its discretion. This clause shall be self-operative and no further instrument of subordination shall be required. However, Landlord is hereby irrevocably vested with full power and authority to subordinate this Lease to any Mortgage, and Tenant agrees upon demand to execute such further instruments subordinating this Lease, acknowledging the subordination of this Lease or attorning to the holder of any such Mortgage as Landlord may request. The terms of this Lease are subject to approval by the Landlord's existing lender(s) and any lender(s) who, at the time of the execution of this Lease, have committed or are considering committing to Landlord to make a loan secured by all or any portion of the Property, and such approval is a condition precedent to Landlord's obligations hereunder. In the event that Tenant should fail to execute any subordination or other agreement required by this Article promptly as requested, Tenant hereby irrevocably constitutes Landlord as its attorney-in-fact to execute such instrument in Tenant's name, place and stead, it being agreed that such power is one coupled with an interest in Landlord and is accordingly irrevocable. If any person shall succeed to all or part of Landlord's interests in the Premises whether by purchase, foreclosure, deed in lieu of foreclosure, power of sale, termination of lease or otherwise, and if and as so requested or required by such successor-in-interest, Tenant shall, without charge, attorn to such successor-in-interest. Tenant agrees that it will from time to time upon request by Landlord and, within live (5) days of the date of such request, execute and deliver to such persons as Landlord shall request an estoppel certificate or other similar statement in recordable form certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as so modified), stating the dates to which Rent and other charges payable under this Lease have been paid, stating that Landlord is not in default hereunder (or if Tenant alleges a default stating the nature of such alleged default) and further stating such other matters as Landlord shall reasonably require.

     Upon written request by Tenant, Landlord will use reasonable efforts to obtain a nondisturbance, subordination and attornment agreement from Landlord's then current mortgagee on such mortgagee's then current standard form of agreement. "Reasonable efforts" of Landlord shall not require Landlord to incur any cost, expense or liability to obtain such agreement, it being agreed that Tenant shall be responsible for any fee or review costs charged by the mortgagee. Upon request of Landlord, Tenant will execute the mortgagees form of nondisturbance, subordination and attornment agreement and return the same to Landlord for execution by the mortgagee. Landlord's failure to obtain a non-disturbance, subordination and adornment agreement for Tenant shall have no effect on the rights, obligations and liabilities of Landlord and Tenant or be considered to be a default by Landlord hereunder.


     XXXI. ATTORNEY'S FEES. In the event that Landlord should retain counsel and/or institute any suit against Tenant for violation of or to enforce any of the covenants or conditions of this Lease, or should Tenant institute any suit against Landlord for violation of any of the covenants or conditions of this Lease, or should either party intervene in any suit in which the other is a party to enforce or protect its interest or rights hereunder, the prevailing party in any such suit shall be entitled to all of its costs, reasonable expenses and reasonable fees of its attorney(s) (if and to the extent permitted by law) in connection therewith.

     XXXII. NOTICE. Whenever any demand, request, approval, consent or notice ("Notice") shall or may be given to either of the parties by the other, each such Notice shall be in writing and shall be sent by registered or certified mail with return receipt requested, or sent by overnight courier service (such as Federal Express) at the respective addresses of the parties for notices as set forth in Section I.A.6. of this Lease, provided that if Tenant has vacated the Premises or is in default of this Lease Landlord may serve Notice by any manner permitted by Law. Any Notice under this Lease delivered by registered or certified mail shall be deemed to have been given and effective on the earlier of (a) the third day following the day on which the same shall have been mailed with sufficient postage prepaid or (b) the delivery date indicated on the return receipt. Notice sent by overnight courier service shall be deemed given and effective upon the day after such notice is delivered to or picked up by the overnight courier service. Either party may, at any time, change its Notice Address by giving the other party Notice stating the change and setting forth the new address.

     XXXIII.  LANDLORD'S LIEN.  INTENTIONALLY OMITTED.

     XXIV. EXCEPTED RIGHTS. This Lease does not grant any rights to light or air over or about the Building. Landlord specifically excepts and reserves to itself the use of any roofs, the exterior portions of the. Premises, all rights to and the land and improvements below the improved floor level of the Premises, the improvements and air rights above the Premises and the improvements and air rights located outside the demising walls of the Premises, and such areas within the Promises as are required for installation of utility lines and other installations required to serve any occupants of the Building and the right to maintain and repair the same, and no rights with respect thereto are conferred upon Tenant unless otherwise specifically provided herein. Landlord further reserves to itself the right from time to time: A. to change the Building's name or street address; B. to install, fix and maintain signs on the exterior and interior of the Building; C. to designate and approve window coverings; D. to make any decorations, alterations, additions, improvements to the Building, or any part thereof (including the Premises) which Landlord shall desire, or deem necessary for the safety, protection, preservation or improvement of the Building, or as Landlord may be required to do by law; E. to have access to the Premises to perform its duties and obligations and to exercise its rights under this Lease; F. to retain at all times and to use pass-keys to all locks within and into the Premises; G. to approve the weight, size, or location of heavy equipment, articles in and about the Premises; H. to close or restrict access to the Building at all times other than Normal Business Hours subject to Tenant's right to admittance at all times under such regulations as Landlord may prescribe from time to time, or to close (temporarily or permanently) any of the entrances to the Building; 1. to change the arrangement and/or location of entrances of passageways, doors and doorways, corridors, elevators, stairs, toilets and public parts of the Building; and J. to grant to anyone the exclusive right to conduct any business or undertaking in the Building. Landlord, in accordance with Article XII hereof, shall have the right to enter the Premises in connection with the exercise of any of the rights set forth herein and such entry into the Premises and the performance of any work therein shall not constitute a constructive eviction or entitle Tenant to any abatement or reduction of Rent by reason thereof.

     XXXV. SURRENDER OF PREMISES. At the expiration or earlier termination of this Lease or Tenant's right of possession hereunder, Tenant shall quit and surrender the Premises to Landlord, broom clean, and in good order, condition and repair, ordinary wear and tear excepted. If Tenant fails to remove any of Tenant's Property within three (3) days after the termination of this Lease or Tenant's right to possession hereunder, such Tenant's Property, or any portion thereof designated by Landlord, shall at Landlord's option, and without notice to Tenant, (a) be conclusively presumed to have been abandoned by Tenant and title to such items shall pass to Landlord, and/or (b) be removed and/or stored by Landlord at the risk, cost and expense of Tenant and Landlord shall in no event be responsible for the value, preservation or safekeeping thereof.
Tenant shall pay Landlord, upon demand, any and all expenses caused by such removal and all storage charges against such property so long as the same shall be in the possession of Landlord or under the control of Landlord. Notwithstanding the foregoing, if, prior to the termination of the Lease or Tenant's right to possession, Tenant provides Landlord with written notice of its new mailing address, Landlord shall provide Tenant with three (3) days notice prior to exercising its right to take title to Tenant's property.

     XXXVI. MISCELLANEOUS.

     A. If any term or provision of this Lease, or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and enforced to the fullest extent permitted by law.

     B. Tenant agrees not to record this Lease or any memorandum hereof without Landlord's prior written consent.

     C. This Lease and the rights and obligations of the parties hereto shall be interpreted, construed, and enforced in accordance with the laws of the state in which the Building is located.

     D. Events of "Force Majeure" shall include strikes, riots, acts of God, shortages of labor or materials, war, governmental law, regulations or restrictions and any other cause whatsoever that is beyond the control of Landlord. Whenever a period of time is herein prescribed for the taking of any action by Landlord, Landlord shall not be liable or responsible for, and there shall be excluded from the computation of such period of time, any delays due to events of Force Majeure.

     E. Landlord shall have the right to transfer and assign, in whole or in part, all of its rights and obligations hereunder and in the Building and Property referred to herein, and in such event and upon such transfer Landlord shall be released from any further obligations hereunder, and Tenant agrees to look solely to such successor in interest of Landlord for the performance of such obligations.

     F. Tenant hereby represents to Landlord that it has dealt directly with and only with the Broker as a broker in connection with this Lease. Tenant agrees to indemnify and hold Landlord and the Landlord Related Parties harmless from all claims of any brokers claiming to have represented Tenant in connection with this Lease. Notwithstanding anything contained in this Lease to the contrary, Tenant shall not be liable for any real estate commissions arising out of or in connection with that certain Lease dated April 23, 1987 by and between Landlord (as successor-in-interest to Paces West Associates and Metropolitan Life Insurance Company) and Tenant (successor-in-interest to VBT Company, Inc. and Vinings Bank & Trust, National Association).

     G. If there is more than one Tenant, or if the Tenant is comprised of more than one person or entity, the obligations hereunder imposed upon Tenant shall be joint and severe obligations of all such parties. All notices, payments, and agreements given or made by, with or to any one of such persons or entities shall be deemed to have been given or made by, with or to all of them.

     H. In the event Tenant is a corporation (including any form of professional association), partnership (general or limited), or other form of organization other than an individual, then each individual executing or attesting this Lease on behalf of Tenant hereby covenants, warrants and represents: 1. that such individual is duly authorized to execute or attest and deliver this Lease on behalf of Tenant in accordance with the organizational documents of Tenant; 2. that this Lease is binding upon Tenant; 3. that Tenant is duly organized and legally existing in the state of its organization, and is qualified to do business in the state in which the Premises is located; 4. that upon request, Tenant will provide Landlord with true and correct copies of all organizational documents of Tenant, and any amendments thereto; and that the execution and delivery of this Lease by Tenant will not result in any breach of, or constitute a default under any mortgage, deed of trust, lease, loan, credit agreement, partnership agreement or other contract or instrument to which Tenant is a party or by which Tenant may be bound. If Tenant is a corporation, Tenant will, prior to the Commencement Date, deliver to Landlord a copy of a resolution of Tenant's board of directors authorizing or ratifying the execution and delivery of this Lease, which resolution will be duly certified to Landlord's satisfaction by the secretary or assistant secretary of Tenant.

     I. Tenant acknowledges that the financial capability of Tenant to perform its obligations hereunder is material to Landlord and that Landlord would not enter into this Lease but for its belief, based on its review of Tenant's financial statements, that Tenant is capable of performing such financial obligations. Tenant hereby represents, warrants and certifies to Landlord that its financial statements previously furnished to Landlord were at the time given true and correct in all material respects and that there have been no material subsequent changes thereto as of the date of this Lease. At any time during the Lease Term, Tenant shall provide Landlord, upon ten (10) days' prior written notice from Landlord, with a current financial statement and financial statements of the two (2) years prior to the current financial statement year. Such statement shall be prepared in accordance with generally accepted accounting principles and, if such is the normal practice of Tenant, shall be audited by an independent certified public accountant.

     J. Except as expressly otherwise herein provided, with respect to all required acts of Tenant, time is of the essence of this Lease. This Lease shall create the relationship of Landlord and Tenant between the parties hereto, and no estate shall pass out of Landlord. Tenant has only a usufruct, not subject to purchase or sale, which may not be assigned by Tenant except as expressly provided in this Lease.

     K. This Lease and the covenants and conditions herein contained shall inure to the benefit of and be binding upon Landlord and Tenant and their respective permitted successors and assigns.

     L. Notwithstanding anything to the contrary contained in this Lease, the expiration of the Lease Term, whether by lapse of time or otherwise, shall not relieve Tenant from Tenant's obligations accruing prior to the expiration of the Lease Term.

     M. The headings and titles to the paragraphs of this Lease are for convenience only and shall have no effect upon the construction or interpretation of any part hereof.

     N. LANDLORD HAS DELIVERED A COPY OF THIS LEASE TO TENANT FOR TENANT'S REVIEW ONLY, AND THE DELIVERY HEREOF DOES NOT CONSTITUTE AN OFFER TO TENANT OR OPTION. THIS LEASE SHALL NOT BE EFFECTIVE UNTIL AN ORIGINAL OF THIS LEASE EXECUTED BY BOTH LANDLORD AND TENANT AND AN ORIGINAL GUARANTY, IF ANY, EXECUTED BY EACH GUARANTOR IS DELIVERED TO AND ACCEPTED BY LANDLORD, AND THIS LEASE HAS BEEN APPROVED BY LANDLORD'S MORTGAGEES, IF REQUIRED.

XXXVII.  ENTIRE AGREEMENT.  This Lease Agreement, including the following
Exhibits:


             Exhibit A    -   Outline and Location of Premises

             Exhibit A-1  -   Banking Driveway

             Exhibit B-1  -   Schedule of Base Rental

             Exhibit B-2  -   Payment of Basic Costs

             Exhibit C    -   Work Letter Agreement (if required)

             Exhibit D    -   Rules and Regulations

             Exhibit E    -   Additional Terms and Conditions

             Exhibit F    -   Legal Description of the Building

             Exhibit G    -   Partial list of Tenant's Property

constitutes the entire agreement between the parties hereto with respect to the subject matter of this Lease. TENANT EXPRESSLY ACKNOWLEDGES AND AGREES THAT LANDLORD HAS NOT MADE AND IS NOT MAKING, AND TENANT, IN EXECUTING AND DELIVERING THIS LEASE, IS NOT RELYING UPON, ANY WARRANTIES, REPRESENTATIONS, PROMISES OR

STATEMENTS, EXCEPT TO THE EXTENT THAT THE SAME ARE EXPRESSLY SET FORTH IN
IN THIS LEASE.  ALL UNDERSTANDINGS AND AGREEMENTS HERETOFORE MADE
BETWEEN THE PARTIES ARE MERGED IN THIS LEASE WHICH ALONE FULLY AND COMPLETELY EXPRESSES THE AGREEMENT OF THE PARTIES, NEITHER PARTY RELYING UPON ANY STATEMENT OR REPRESENTATION NOT EMBODIED IN THIS LEASE. THIS LEASE MAY BE MODIFIED ONLY BY A WRITTEN AGREEMENT SIGNED BY LANDLORD AND TENANT. LANDLORD AND TENANT EXPRESSLY AGREE THAT THERE ARE AND SHALL BE NO IMPLIED WARRANTIES OF MERCHANTABILITY, HABITABILITY, SUITABILITY, FITNESS FOR A PARTICULAR PURPOSE OR OF ANY OTHER KIND ARISING OUT OF THIS LEASE, ALL OF WHICH ARE HEREBY WAIVED BY TENANT, AND THAT THERE ARE NO WARRANTIES WHICH EXTEND BEYOND THOSE EXPRESSLY SET FORTH IN THIS LEASE.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease in multiple original counterparts as of the day and year first above written.


ATTEST:                                   LANDLORD: ZML-Paces Limited
                                                 Parnership, a Delaware
                                                 limited partnership



        /S/ Kelly M. Harris
-----------------------------------

Name (print):   Kelly M. Harris
              ---------------------       BY:  EQUITY OFFICE PROPERTIES
                                               INC. as agent
        /S/ S. Seawell
-----------------------------------            By: /S/ Arvid Povilaitis
                                               --------------------------------
Name (print):   Suzanne Seawell
               --------------------            Name:  Arvid Povilaitis


                                               Title:    Vice President

ATTEST:

        /S/ Suzanne Long                  By: /S/ Gary McClung
-----------------------------------           ---------------------------------

Name (print):   Suzanne Long                  Name:      Gary McClung
             ----------------------                ----------------------------

        /S/ Kathy Gilchrist                   Title:    Exec. Vice President
-----------------------------------                     -----------------------

Name (print):   Kathy Gilchrist
             ----------------------

                                   EXHIBIT A
                        OUTLINE AND LOCATION OF PREMISES






                                    [MAP]

                                  EXHIBIT A-1
                                BANKING DRIVEWAY



                                    [MAP]

                                  EXHIBIT B-1


                            SCHEDULE OF BASE RENTAL


This Exhibit is attached to and made a part of the Lease dated June 16, 1995 by and between ZML-Paces Limited Partnership, a Delaware limited partnership (Landlord'), by its agent Equity Office Properties, Inc., and The Summit National Bank, a national banking association (Tenant) for space in the Building located at 2727 Paces Ferry Road, N.W., Atlanta, Georgia 30339.

     Tenant shall pay Landlord the sum of Seven Hundred Forty-Six Thousand Four Hundred Fifty-Five and 68/100 Dollars ($746,455.68) as Base Rental for the Lease Term in eighty-four (84) monthly installments as follows:

     A. Twelve (12) equal installments of $7,569.88 each payable on or before the first day of each month during the period beginning July 1, 1995 and ending June 30, 1996.

     B. Twelve (12) equal installments of $8,008.71 each payable on or before the first day of each month during the period beginning July 1, 1996 and ending June 30, 1997.

     C. Twelve (12) equal installments of $8,447.54 each payable on or before the first day of each month during the period beginning July 1, 1997 and ending June 30, 1998.

     D. Twelve (12) equal installments of $8.886.38 each payable on or before the first day of each month during the period beginning July 1, 1998 and ending June 30, 1999.

     E. Twelve (12) equal installments of $9,325.21 each payable on or before the first day of each month during the period beginning July 1, 1999 and ending June 30, 2000.

     F. Twelve (1 2) equal installments of $9,764.04 each payable on or before the first day of each month during the period beginning July 1, 2000 and ending June 30, 2001.

     G. Twelve (12) equal installments of $10,202.88 each payable on or before the first day of each month during the period beginning July 1, 2001 and ending June 30, 2002.

     All such Base Rental shall be payable by Tenant in accordance with the terms of Article V of the Lease.

     IN WITNESS WHEREOF, Landlord and Tenant have entered into this Exhibit to Lease as of the date first written above.

                                     LANDLORD: ZML-Paces Limited Partnership, a Delaware limited partnership


ATTEST:                              BY:  EQUITY OFFICE PROPERTIES INC.
                                          as agent

      /S/ Kelly M. Harris                 By: /S/ Arvid Povilaitis
-----------------------------------       ------------------------------------

Name (print):   Kelly M. Harris           Name:  Arvid Povilaitis
             ----------------------

      /S/ S. Seawell                      Title:    Vice President
-----------------------------------

Name (print):   Suzanne Seawell
             ----------------------


                                          TENANT: The Summit National Bank,
                                          a national banking association


ATTEST:

      /S/ Suzanne Long                    By: /S/ Gary McClung
-----------------------------------       ------------------------------------

Name (print):   Suzanne Long              Name: Gary McClung
             ----------------------            -------------------------------

      /S/ Kathy Gilchrist                 Title: Exec. Vice President
-----------------------------------             ------------------------------

Name (print):   Kathy Gilchrist
             ----------------------

                                  EXHIBIT B-2

                             PAYMENT OF BASIC COSTS


     This Exhibit is attached to and made a part of the Lease dated June 16, 1995 by and between ZML-Paces Limited Partnership, a Delaware limited partnership ("Landlord"), by its agent Equity Office Properties, Inc., and The Summit National Bank, a national banking association ("Tenant") for space in the Building located at 2727 Paces Ferry Road, N.W., Atlanta, Georgia 30339.

     BASIC COST ADJUSTMENT. During each calendar year, or portion thereof, beginning with the 1996 calendar year falling within the Lease Term, Tenant shall pay to Landlord as Additional Base Rental hereunder the sum of (1) Tenant's Pro Rata Share of the amount, if any, by which Taxes (hereinafter defined) for the applicable calendar year exceed Taxes for the Base Year (hereinafter defined) plus (2) Tenant's Pro Rata Share of the amount, if any, by which Expenses (hereinafter defined) for the applicable calendar year exceed Expenses for the Base Year. For purposes hereof, the "Base Year" shall mean the calendar year 1995. Tenant's Pro Rata Share of increases in Taxes and Tenant's Pro Rata Share of increases in Expenses shall be computed separate and independent of each other prior to being added together to determine the "Excess." In the event that Taxes and/or Expenses, as the case may be, in any calendar year decrease below the amount of Taxes or Expenses for the Base Year, Tenant's Pro Rata Share of Taxes and/or Expenses, as the case may be, for such calendar year shall be deemed to be $0, it being understood that Tenant shall not be entitled to any credit or offset if Taxes and/or Expenses decrease below the corresponding amount for The Base Year. Prior to the Commencement Date and prior to January 1 of each calendar year during the Lease Term, or as soon thereafter as practical, Landlord shall make a good faith estimate of the Excess for the applicable calendar year. On or before the first day of each month during such calendar year, Tenant shall pay Landlord, as Additional Base Rental, a monthly installment equal to one-twelfth of Tenant's Pro Rata Share of Landlord's estimate of the Excess. Landlord shall have the right from time to time during any such calendar year to revise the estimate of the Excess for such year and provide Tenant with a revised statement therefor, and thereafter the amount Tenant shall pay each month shall be based upon such revised estimate. If Landlord does not provide Tenant with an estimate of the Excess by January 1 of any calendar year, Tenant shall continue to pay a monthly installment based on the previous year's estimate until such time as Landlord provides Tenant with an estimate of the Excess for the current year. Upon receipt of such current year's estimate, an adjustment shall be made for any month during the current year with respect to which Tenant paid monthly installments of Additional Base Rental based on the previous years estimate of the Excess. Tenant shall pay Landlord for any underpayment upon demand. Any overpayment shall, at Landlord's option, be refunded to Tenant or credited against the installment of Additional Base Rental due for the month immediately following the furnishing of such estimate. Any amounts paid by Tenant based on any estimate shall be subject to adjustment pursuant to Paragraph A below, when actual Basic Costs are determined for such calendar year.

      A. Basic Costs Reconciliation. As soon as is practical following the end of each calendar year during the Lease Term, Landlord shall furnish to Tenant a statement of Landlord's actual Basic Costs and the actual Excess for the previous calendar year. If for any calendar year the Additional Base Rental collected for the prior year, as a result of Landlord's estimate of Basic Costs, is in excess of Tenant's actual Pro Rata Share of the Excess for such prior year, then Landlord shall refund to Tenant any overpayment (or at Landlord's option, apply such amount against Additional Base Rental due or to become due hereunder). Likewise, Tenant shall pay to Landlord, on demand, any underpayment with respect to the prior year, whether or not the Lease has terminated prior to receipt by Tenant of a statement for such underpayment, it being understood that this clause shall survive the expiration of the Lease.

     B. Definitions.

              1. "Basic Costs" for any calendar year shall mean the total, computed in accordance herewith, of Taxes for such calendar year and Expenses for such calendar year.

              2. "Expenses" shall mean all direct and indirect costs and expenses paid or incurred in each calendar year in connection with operating, maintaining, repairing, managing and owning the Building and the Property (inclusive of the Exterior Common Areas), including, without limitation, the following:

        (i) All labor costs for all persons performing services required or utilized in connection with the operation, repair and maintenance of and control of access to the Building and the Property, including but not limited to amounts incurred for wages, salaries and other compensation for services, payroll, social security, unemployment and other similar taxes, workmen's compensation insurance, uniforms, disability benefits, pensions, hospitalization, retirement plans, group insurance or any other similar or like expenses incurred under the provisions of any collective bargaining agreement.

          (ii) All management fees, the cost of maintaining a management office at the Building, and all fees for legal and accounting services relating to the Building and the Property.

          (iii) All rental and/or purchase costs of materials, supplies, hand tools and equipment used in the operation, repair, replacement and maintenance and the control of access to the Building and the Property.

          (iv) All amounts charged to Landlord by contractors and/or suppliers for services, materials, equipment and supplies furnished in connection with the repair, maintenance, replacement of and control of access to any part of the Building, or the Property generally, including the heating, air conditioning, ventilating, plumbing, electrical, elevator and other systems.

          (v) All premiums and deductibles paid by Landlord for fire and extended coverage insurance, earthquake and extended coverage insurance, liability and extended coverage insurance, rental loss insurance, elevator insurance, boiler insurance and other insurance customarily carried from time to time by lessors of comparable office buildings or required to be carried by Landlord's Mortgagee.

          (vi) Charges for all utilities, including but not limited to water, electricity, gas and sewer, but excluding those charges for which tenants are individually responsible.

          (vii) All landscape expenses and costs of repairing, resurfacing and striping of the parking areas of the Property, if any.

          (viii) Cost of all maintenance service agreements, including those for equipment, alarm service, window cleaning, drapery or venetian blind cleaning, janitorial services, pest control, uniform supply, landscaping, and any parking equipment.

          (ix) Cost of all other repairs, replacements and general maintenance of the Property and Building neither specified above nor directly billed to tenants.

          (x) The amortized cost of capital improvements made to the Building or the Property which are primarily for the purpose of reducing operating expense costs or otherwise improving the operating efficiency of the Property or Building or which are required to comply with any laws, rules or regulations of any governmental authority, the cost of such items to be amortized over a period of at least five (5) years. Such amortization shall be in accordance with generally accepted accounting principles and shall include interest at the rate of fifteen percent (15%) per annum compounded monthly.

              3. "Taxes", shall mean (i) all real estate taxes and assessments on the Property, the Building or the Premises, and taxes and assessments levied in substitution or supplementation in whole or in part of such taxes, (ii) all personal property taxes for the Building's personal property, including license expenses, (iii) all franchise fees, (iv) all taxes imposed on services of Landlord's agents and employees, (v) all sales, use or other tax, excluding state and/or federal income tax, now or hereafter imposed by any governmental authority upon Rent received by Landlord, (vi) all other taxes, fees or assessments now or hereafter levied by any governmental authority on the Property, the Building or its contents or on the operation and use thereof (except as relate to specific tenants), and
         (vii) all costs and fees incurred in connection with seeking reductions in or refunds in Taxes including, without limitation, any costs incurred by Landlord to challenge the tax valuation of the Building, but excluding income taxes.

              4. "Exterior Common Areas" shall mean those areas of the Property which are not located within the Building and which are provided and maintained for the use and benefit of Landlord and tenants of the Building generally and the employees, invitees and licensees of Landlord and such tenants, including, without limitation, any parking garage, plaza, roads, sidewalks and landscapes.

     C. Exclusions From Basic Costs. Basic Costs shall not include the cost of capital improvements (except as above set forth), depreciation, interest (except as provided above with respect to the amortization of capital improvements) lease commissions, and principal payments on mortgage and other

     D. Occupancy. Notwithstanding any language in the Lease seemingly to the contrary, if the Building is not fully occupied during any calendar year of the Lease Term, actual Basic Costs for purposes of this Exhibit B-2 shall, at Landlord's option, be determined as if the Building had been fully occupied during such year.

     IN WITNESS WHEREOF, Landlord and Tenant have entered into this Exhibit to Lease as of the date first written above.



ATTEST:                              BY:  EQUITY OFFICE PROPERTIES INC.,
                                          as agent

        /S/ Kelly M. Harris               By:  /S/ Arvid Povilaitis
-----------------------------------       ------------------------------------

Name (print):   Kelly M. Harris           Name:  Arvid Povilaitis
             ----------------------

        /S/ S. Seawell                    Title:    Vice President
-----------------------------------

Name (print):   Suzanne Seawell
             ----------------------


                                          TENANT: The Summit National Bank,
                                          a national banking association


ATTEST:

        /S/ Suzanne Long                  By: /S/ Gary McClung
-----------------------------------       ------------------------------------

Name (print):   Suzanne Long              Name: Gary McClung
             ----------------------            -------------------------------

        /S/ Kathy Gilchrist               Title:    Exec. Vice President
-----------------------------------             ------------------------------

Name (print):   Kathy Gilchrist
             ----------------------

                                   Exhibit C

                                  WORK LETTER


     This Exhibit is attached to and made a part of the Lease dated June 16, 1995 by and between ZML-Paces Limited Partnership, a Delaware limited partnership ("Landlord"), by its agent Equity Office Properties, Inc., and The Summit National Bank, a national banking association ("Tenant") for space in the Building located at 2727 Paces Ferry Road, N.W., Atlanta, Georgia 30339.


                            [INTENTIONALLY OMITTED]

                                   EXHIBIT D

                         BUILDING RULES AND REGULATIONS

     This Exhibit is attached to and made a part of the Lease dated June 16, 1995 by and between ZML-Paces Limited Partnership, a Delaware limited partnership ("Landlord"), by its agent Equity Office Properties, Inc., and The Summit National Bank, a national banking association ("Tenant") for space in the Building located at 2727 Paces Ferry Road, N.W., Atlanta, Georgia 30339.

     The following rules and regulations shall apply, where applicable, to the Premises, the Building, the parking garage associated therewith (if any), the Property and the appurtenances thereto:

     1. Sidewalks, doorways, vestibules, halls, stairways and other similar areas shall not be obstructed by Tenant or used by Tenant for any purpose other than ingress and egress to and from the Premises. No rubbish, litter, trash, or material of any nature shall be placed, emptied, or thrown in those areas. At no time shall Tenant permit Tenant's employees to loiter in common areas or elsewhere in or about the Building or Property.

     2. Plumbing fixtures and appliances shall be used only for the purposes for which designed, and no sweepings, rubbish, rags or other unsuitable material shall be thrown or placed therein. Damage resulting to any such fixtures or appliances from misuse by Tenant or its agents, employees or invitees, shall be paid for by Tenant, and Landlord shall not in any case be responsible therefor.

     3. No signs, advertisements or notices shall be painted or affixed on or to any windows, doors or other parts of the Building, except those of such color, size, style and in such places as shall be first approved in writing by Landlord. No nails, hooks or screws shall be driven or inserted into any part of the Premises or Building except by the Building maintenance personnel, nor shall any part of the Building be defaced by Tenant.

     4. Landlord may provide and maintain in the first floor (main lobby) of the Building an alphabetical directory board listing all Tenants, and no other directory shall be permitted unless previously consented to by Landlord in writing.

     5. Tenant shall not place any additional lock or locks on any door in the Premises or Building without Landlord's prior written consent. A reasonable number of keys to the locks on the doors in the Premises shall be furnished by Landlord to Tenant at the cost of Tenant, and Tenant shall not have any duplicate keys made. All keys shall be returned to Landlord at the expiration or earlier termination of this Lease.

     6. Tenant will refer to Landlord for Landlord's supervision, approval, and control all contractors, contractor's representatives, and installation technicians rendering any service to Tenant, before performance of any contractual service. Such supervisory action by Landlord shall not render Landlord responsible for any work performed for Tenant. This provision shall apply to all work performed in the Building, including but not limited to the installation of telephones, computer wiring, cabling, equipment, electrical devices, attachments and installations of any nature. Tenant shall be solely responsible for complying with all applicable laws, codes and ordinances pursuant to which said work shall be performed.

     7. Movement in or out of the Building of furniture or office equipment, or dispatch or receipt by Tenant of any merchandise or materials which require the use of elevators, stairways, lobby areas, or loading dock areas, shall be restricted to hours designated by Landlord. Tenant must seek Landlord's prior approval by providing in writing a detailed listing of any such activity. If approved by Landlord, such activity shall be under the supervision of Landlord and performed in the manner stated by Landlord. Landlord may prohibit any article, equipment or any other item from being brought into the Building. Tenant is to assume all risk for damage to articles moved and injury to any persons resulting from such activity. If any equipment, property, and/or personnel of Landlord or any of any other tenant is damaged or injured as a result of or in connection with such activity, Tenant shall be solely liable for any and all damage or loss resulting therefrom.

     8. Landlord shall have the power to prescribe the weight and position of safes and other heavy equipment or items, which in all cases shall not in the opinion of Landlord exceed acceptable floor loading and weight distribution requirements. All damage done to the Building by the installation or removal of any property of Tenant, or done by Tenant's property while in the Building, shall be repaired at the expense of Tenant.

     9. Corridor doors, when not in use, shall be kept closed.

     10. Tenant shall not: (i) make or permit any improper, objectionable or unpleasant noises or odors in the Building, or otherwise interfere in any way with other tenants or persons having business with them; (ii) solicit business or distribute, or cause to be distributed, in any portion of the Building any handbills, promotional materials or other advertising; or (iii) conduct or permit any other activities in the Building that might constitute a nuisance.

     11. No animals, except seeing eye dogs, shall be brought into or kept in, on or about the Premises.

     12. No inflammable, explosive or dangerous fluid or substance shall be used or kept by Tenant in the Premises or Building. Tenant shall not, without Landlord's prior written consent, use, store, install, spill, remove, release or dispose of within or about the Premises or any other portion of the Property, any asbestos-containing materials or any solid, liquid or gaseous material now or hereafter considered toxic or hazardous under the provisions of 42 U.S.C. Section 9601 et seq. or any other applicable environmental law which may now or hereafter be in effect. If Landlord does give written consent to Tenant pursuant to the foregoing sentence, Tenant shall comply with all applicable laws, rules and regulations pertaining to and governing such use by Tenant, and shall remain liable for all costs of cleanup or removal in connection therewith.

     13. Tenant shall not use or occupy the Premises in any manner or for any purpose which would injure the reputation or impair the present or future value of the Premises or the Building; without limiting the foregoing, Tenant shall not use or permit the Premises or any portion thereof to be used for lodging, sleeping or for any illegal purpose.

     14. Tenant shall not take any action which would violate Landlord's labor contracts affecting the Building or which would cause any work stoppage, picketing, labor disruption or dispute, or any interference with the business of Landlord or any other tenant or occupant of the Building or with the rights and privileges of any person lawfully in the Building. Tenant shall take any actions necessary to resolve any such work stoppage picketing, labor disruption, dispute or interference and shall have pickets removed and, at the request of Landlord, immediately terminate at any time any construction work being performed in the Premises giving rise to such labor problems, until such time as Landlord shall have given its written consent for the resumption of such work. Tenant shall have no claim for damages of any nature against Landlord or any of the Landlord Related Parties in connection therewith, nor shall the date of the commencement of the Term be extended as a result thereof.

     15. Tenant shall utilize the termite and pest extermination service designated by Landlord to control termites and pests in the Premises. Tenant shall bear the cost and expense of such extermination services, provided that Tenant shall not be obligated to pay more for its participation in such termite and pest extermination services than the prevailing competitive rates charged by reputable independent termite and pest control exterminators for the same service on a direct and individual basis.

     16. Tenant shall not install, operate or maintain in the Premises or in any other area of the Building, any electrical equipment which does not bear the U/L (Underwriters Laboratories) seal of approval, or which would overload the electrical system or any part thereof beyond its capacity for proper, efficient and safe operation as determined by Landlord, taking into consideration the overall electrical system and the present and future requirements therefor in the Building. Tenant shall not furnish any cooling or heating to the Premises, including, without limitation the use of any electronic or gas heating devices, without Landlord's prior written consent.

     17. Tenant shall not operate or permit to be operated on the Premises any coin or token operated vending machine or similar device (including, without limitation, telephones, lockers, toilets, scales, amusement devices and machines for sale of beverages, foods, candy, cigarettes or other goods), except for those vending machines or similar devices which are for the sole and exclusive use of Tenant's employees, and then only if such operation does not violate the lease of any other tenant of the Building.

     18. Bicycles and other vehicles are not permitted inside or on the walkways outside the Building, except in those areas specifically designated by Landlord for such purposes.

     19. Landlord may from time to time adopt appropriate systems and procedures for the security or safety of the Building, its occupants, entry and use, or its contents. Tenant, Tenant's agents, employees, contractors, guests and invitees shall comply with Landlord's reasonable requirements relative thereto.

     20. Landlord shall have the right to prohibit the use of the name of the Building or any other publicity by Tenant that in Landlord's opinion may tend to impair the reputation of the Building or its desirability for Landlord or other tenants. Upon written notice from Landlord, Tenant will refrain from and/or discontinue such publicity immediately.

     21. Tenant shall carry out Tenant's permitted repair, maintenance, alterations, and improvements in the Premises only during times agreed to in advance by Landlord and in a manner which will not interfere with the rights of other tenants in the Building.

     22. Canvassing, soliciting, and peddling in or about the Building is prohibited. Tenant shall cooperate and use its best efforts to prevent the same.

     23. At no time shall Tenant permit or shall Tenant's agents, employees, contractors, guests, or invitees smoke in any common area of the Building, unless such common area has been declared a designated smoking area by Landlord.

     24. Tenant shall observe Landlord's rules with respect to maintaining standard window coverings at all windows in the Premises so that the Building presents a uniform exterior appearance. Tenant shall ensure that to the extent reasonably practicable, window coverings are closed on all windows in the Premises while they are exposed to the direct rays of the sun.

     25. All deliveries to or from the Premises shall be made only at such times, in the areas and through the entrances and exits designated for such purposes by Landlord. Tenant shall not permit the process of receiving deliveries to or from the Premises outside of said areas or in a manner which may interfere with the use by any other tenant of its premises or of any common areas, any pedestrian use of such area, or any use which is inconsistent with good business practice.

     26. The work of cleaning personnel shall not be hindered by Tenant after 5:30 p.m., and such cleaning work may be done at any time when the offices are vacant. Windows, doors and fixtures may be cleaned at any time. Tenant shall provide adequate waste and rubbish receptacles necessary to prevent unreasonable hardship to Landlord regarding cleaning service.


     IN WITNESS WHEREOF, Landlord and Tenant have entered into this exhibit to Lease as of the date first written above.



                                     LANDLORD: ZML-Paces Limited Partnership, a Delaware limited partnership


ATTEST:                              BY:  EQUITY OFFICE PROPERTIES
                                          INC. as agent

       /S/ Kelly M. Harris                By: /S/ Arvid Povilaitis
-----------------------------------       ------------------------------------

Name (print):   Kelly M. Harris           Name:  Arvid Povilaitis
             ----------------------

       /S/ S. Seawell                     Title:    Vice President
-----------------------------------

Name (print):   Suzanne Seawell
             ----------------------


                                          TENANT: The Summit National Bank,
                                          a national banking association


ATTEST:

       /S/ Suzanne Long                   By: /S/ Gary McClung
-----------------------------------       ------------------------------------

Name (print):   Suzanne Long              Name:      Gary McClung
             ----------------------            -------------------------------

       /S/ Kathy Gilchrist                Title:    Exec. Vice President
-----------------------------------             ------------------------------

Name (print):   Kathy Gilchrist
             ----------------------

                                   EXHIBIT E
                        ADDITIONAL TERMS AND CONDITIONS

     This Exhibit is attached to and made a part of the Lease dated June 16, 1995 by and between ZML-Paces Limited Partnership, a Delaware limited partnership ("Landlord"), by its agent Equity Office Properties, Inc., and The Summit National Bank, a national banking association ("Tenant") for space in the Building located at 2727 Paces Ferry Road, N.W., Atlanta, Georgia 30339.

     1. PARKING.

           A. During the Lease Term. Tenant agrees to lease from Landlord and Landlord agrees to lease to Tenant a total of twenty-three (23) parking spaces in the building parking areas designated by Landlord (the "Spaces") consisting of fifteen (15) parking spaces (the "Non Reserved Spaces") for the use of Tenant and its employees and eight (8) parking spaces (the "Reserved Spaces") which shall be located on the Plaza Level deck and shall be assigned and reserved for the use of Tenant's customers during the hours that Tenant is open for business. No deductions or allowances shall be made for days when Tenant or any of its employees does not utilize the parking facilities or for Tenant utilizing less than all of the Non Reserved Spaces. Tenant shall not have the right to lease or otherwise use more than the number of set forth above.

           B. Tenant shall pay Landlord rent for the Reserved Spaces ("the Parking Rent") in monthly installments at the initial rate of $50.00 per reserved space per month. Tenant shall not be required to pay any Parking Rent for the Non-Reserved Spaces during the initial term of this Lease. Tenant, in the case of a renewal or extension of this Lease, shall pay Parking Rent for the Non-Reserved Spaces at the rate then being charged by Landlord. Landlord shall have the right to increase the Parking Rent from time to time to reflect the rate then being charged by Landlord for spaces in the Parking Area. The Parking Rent shall be considered Additional Base Rent in accordance with the terms of Article V of the Lease.

           C. The location of the unreserved Spaces shall be designated by Landlord from time to time. Except for the Reserved Spaces and other specific spaces and areas designated by Landlord for reserved parking, all parking in the Building Parking Area shall be on an unreserved, first-come, first-served basis.

           D. Landlord agrees to mark and post the Reserved Spaces for use only by the customers of Tenant's banking business, but such exclusive use of the "Reserved" Spaces by the customers of Tenant's banking business shall be applicable only during the hours Tenant is open for business to the public. Landlord shall police and enforce the posted limitations and rules regarding the use of such Reserved Spaces, including, without limitation, towing of vehicles illegally parked therein. Tenant authorizes Landlord to cause any such illegally parked car to be towed from the building parking areas.

           The Landlord agrees to cooperate and work closely with the Tenant concerning the removal of illegally parked vehicles in reserved spaces, for which a monthly rent is paid.

           E. Landlord shall not be responsible for money, jewelry, automobiles or other personal property lost in or stolen from the Parking Area regardless of whether such loss or theft occurs when the Parking Area or other areas therein are locked or otherwise secured against entry. Except as caused by the negligence or willful misconduct of Landlord, Landlord shall not be liable for any loss, injury or damage to persons using the Parking Area or automobiles or other property therein, it being agreed that, to the fullest extent permitted by law, the use of the Parking Area and the Spaces shall be at the sole risk of Tenant, its employees and customers.

           F. Landlord shall have the right from time to time to promulgate reasonable rules and regulations regarding the Parking Area, the Spaces and the use thereof, including, but not limited to, rules and regulations controlling the flow of traffic to and from various parking areas, the angle and direction of parking and the like. Tenant shall comply with and cause its employees to comply with all such rules and regulations as well as all reasonable additions and amendments thereto.

           G. Tenant shall not store or permit its employees to store any automobiles in the Parking Area without the prior written consent of Landlord. Except for emergency repairs, Tenant and its employees shall not perform any work on any automobiles while located in he Parking Area or on the Property. If it is necessary for Tenant or its employees to leave an automobile in the Parking Area overnight, Tenant shall provide Landlord with prior notice thereof designating the license plate number and model of such automobile.

           H. Landlord shall have the right to temporarily close the Parking Area or certain areas therein in order to perform necessary repairs, maintenance and improvements to the Parking Area.

           I. Tenant shall not assign or sublease any of the Spaces without the consent of Landlord. Landlord shall have the right to terminate this Parking Agreement with respect to any Spaces that Tenant desires to sublet or assign.

           J. Landlord may elect to provide parking cards or keys to control access to the Parking Area. In such event, Landlord shall provide Tenant with one card or key for each Space that Tenant is leasing hereunder, provided that Landlord shall have the right to require Tenant or its employees


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
     to place a deposit on such access cards or keys and to pay a fee for any lost or damaged cards or keys.

     2. WORK ALLOWANCE. Landlord agrees to contribute an amount not to exceed Twenty-Four Thousand and 00/100 Dollars ($24,000.00) (the "Work Allowance") toward the cost of installing an ATM machine and performing improvements to the Premises including but not limited to painting, carpeting, wallcoverings, monument signage and directional signage during the period beginning on the date hereof and ending on March 1, 1996 (the "Initial Improvements"). Such improvements shall, at a minimum, include the construction of a demising wall separating the Premises from the Surrender Space (hereinafter defined). All such Improvements shall be performed in compliance with the terms and conditions of the Lease, including, without limitation, the prior approval of Landlord with respect to the Improvements to be performed and the contractors to be retained to perform such Improvements. The Work Allowance shall be paid to Tenant following receipt of the following documentation: full and final waivers of liens from the general contractor and the subcontractors retained by Tenant in an amount equal to the portion of the Work Allowance to be disbursed, completion certificates from Tenant, the general contractor and Tenant's architect, a sworn contractor's affidavit from the general contractor and a request to disburse from Tenant containing an approval by Tenant of the work done, receipted bills covering all labor and materials expended and used in connection with the Improvements. If Tenant has not previously paid the general contractor for the cost of the Improvements, Landlord, at its option, may pay the Work Allowance directly to the order of the general contractor that performed the Improvements or to the joint order of the general contractor and all included subcontractors. Notwithstanding anything herein to the contrary, Landlord shall not be obligated to disburse any portion of the Work Allowance during the continuance of an uncured default under the Lease, and Landlord's obligation to disburse shall only resume when and if such default is cured.
The Work Allowance may only be used for the cost of labor, material and contractors fees for the Improvements to the Premises and the cost of preparing plans and drawings in connection therewith. In no event shall the Work Allowance be used for the purchase of equipment, furniture and other items of personal property of Tenant. Landlord shall be entitled to deduct from the Work Allowance an amount sufficient to reimburse Landlord for its actual out-of-pocket costs in connection with the construction of the Initial Expansion Improvements, including any costs of additional security, freight elevator usage, electricity and other incidental Building charges during Tenant's construction and move-in. In the event Tenant does not use the entire Work Allowance by May 1, 1996, any unused amount shall accrue to the sole benefit of Landlord, it being understood that Tenant shall not be entitled to any credit, abatement or other concession in connection therewith.

     3. SECURITY SYSTEM. Tenant acknowledges that Landlord, at Tenant's request, has installed a security monitoring system for Tenant's use in addition to the base building Security System and that such monitoring system has been installed solely for the benefit of Tenant.

     4. OTHER BANKS IN BUILDING.

     A. To the extent Landlord is not prohibited by any existing or future Law, and provided Tenant is not in default under this Lease, Landlord covenants not to enter into a lease agreement for space in the Building (hereinafter defined) with a Competitor (as hereinafter defined) for a term scheduled to commence during the Term of this Lease. If Landlord enters into a lease for space within the Building with a Competitor for a term that commences during the Term of this Lease, and Tenant is not in default under this Lease, then, in lieu of the Base Rent provided in Exhibit B, of this Lease, commencing on the date of the opening for business of such Competitor, Tenant shall pay to Landlord substitute rent ("Substitute Rent") equal to fifty percent (50%) of the Base Rent due under this Lease until the earlier to occur of (i) the Competitor closes its business; (ii) the Competitor's lease terminates; (iii) the Competitor's primary use is no longer the Subject Primary Use (as hereinafter defined); or (iv) Tenant's primary use is no longer the Subject Primary Use, at which time the Substitute Rent Period shall end and Tenant shall again pay to Landlord Base Rent as provided in Exhibit B, of this Lease. Any period in which Tenant shall pay Substitute Rent shall be deemed a Substitute Rent Period. Notwithstanding anything to the contrary contained herein, in the event that Landlord exercises its relocation right pursuant to Article XXVIII, then the provisions of this Section 4 shall: (i) apply to the building in which the Relocation Space is located as of the effective date of such relocation; and (ii) cease to apply to the Building (as defined in this Section 4).

     B. For purposes of this Section 4, a "Competitor", shall mean any tenant in the Building (i) whose lease or other agreement with Landlord (collectively, an "Occupancy Agreement") is dated on or after the date of this Lease and (ii) whose primary use is the operation of a commercial bank, savings bank, savings and loan association, credit union or similar banking facility if such commercial bank, savings bank, savings and loan association, credit union or similar banking facility will have banking counters or teller windows for accepting deposits and loan payments and cashing checks for retail banking customers on a walk-in basis or whose primary use is a federally or state chartered commercial bank, savings bank, savings and loan association or credit union for the purpose of providing specialized consumer banking services similar to those offered by commercial retail banks in Atlanta, Georgia area as "private" or "professional" banking (the "Subject Primary Use"). Competitor shall not in any event include: (a) a tenant open for business on the date of this Lease or any assignee or sublessee of any such tenant or any renewal or extension of the Occupancy Agreement of such tenant, or (b) a tenant whose Occupancy Agreement is dated prior to the date of this Lease or any assignee or sublessee of any such tenant or any renewal or extension of the Occupancy Agreement of such tenant, or (c) a tenant who has been permitted to assume an Occupancy Agreement or otherwise operate its business in the


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


Building based upon or as a result of a bankruptcy, insolvency or similar action or (d) any tenant operating any freestanding ATM machine installed within their leased premises in the Building or (e) any credit union operations which are ancillary to other business operations in the Building within their leased premises of a tenant in the Building of such tenants. For purposes of this Section, "Building" shall mean the building commonly known as One Paces West which is more particularly described on the legal description attached hereto as Exhibit F but shall not include any other buildings in the complex commonly known as Paces West.

     C. Tenant shall indemnify, defend and hold Landlord harmless against and from all liabilities, obligations, damages, penalties, claims, costs, charges and expenses, including without limitation, reasonable attorney's fees, which may be imposed upon, incurred by, or asserted against Landlord arising, directly or indirectly, out of or in connection with the terms of this Section
4. In case any action or proceeding is brought against Landlord by reason of the foregoing, Tenant shall, at Tenant's sole cost and expense, resist or defend such action or proceeding with counsel approved by Landlord.

     5. EXISTING LEASE. Landlord and Tenant are currently landlord and tenant under that certain lease dated April 23, 1987 (the "Prior Lease") for approximately 8,280 rentable square feet on the first floor of the Building (the "Prior Premises") which Prior Lease is currently scheduled to expire June 30, 1995. The Prior Premises include the entire Premises leased hereunder and approximately 3,014 rentable square feet of space on the 1st floor of the Building that is not included within the Premises (the portion that is not included is referred to herein as the "Surrender Space"). Tenant, at its sole cost and expense (subject to the Work Allowance) shall be responsible for constructing a demising wall to separate the Premises from the Surrender Space. Such work shall be performed in accordance with Section X.B. of the Lease and
Section 2 of this Exhibit E and shall be subject to be completed by Tenant on or before July 1, 1995. Tenant shall be required to vacate the Surrender Space on or before July 1, 1995 and return the same to Landlord in compliance with
Section 14(c) of the Prior Lease.

     6. MONUMENT SIGN PANEL. So long as Tenant is not in default hereunder, Tenant shall be permitted to install and maintain a panel on Landlord's monument sign. Such panel shall be fabricated at Tenant's sole cost and expense to Landlord's specifications. Tenant shall be responsible for installing said panel and repairs or replacements of the panel. Tenant shall commence all repairs to the panel within five (5) days after the occurrence of said damage.

     7. BANKING DRIVEWAY. Landlord and Tenant acknowledge the existence of a banking driveway for the purpose of permitting vehicular access by Tenant's banking customers to the exterior banking teller window along the westerly exterior facade of the building together with a canopy over the teller window area. Tenant shall have the right of Tenant's sole cost and expense to install new directional signage for the banking driveway provided that any such signage shall be subject to the review and approval of Landlord and local governing authority. The costs of maintaining and repairing the Banking Driveway and the landscaping adjoining same shall be included in Basic Costs under this Lease except that Tenant shall be responsible for the cost of any seal coating applied to the banking driveway. Any electric current consumed in connection with the lighting of the Banking Driveway and the operation of any ATM or other such equipment shall, for purposes of the reimbursement provisions of this Lease, be deemed to be consumed by Tenant in the Premises. Tenant shall be solely responsible for the costs of maintaining and repairing the canopy. The Banking Driveway shall, for purposes of Sections XVA, XVB, XVIA through XVID, and XVII of this Lease, be deemed a part of the Demised Premises.


     IN WITNESS WHEREOF, Landlord and Tenant have entered into this exhibit to Lease as of the date first written above.


                                     LANDLORD: ZML-Paces Limited Partnership, a
                                     Delaware limited partnership


ATTEST:                              BY:  EQUITY OFFICE PROPERTIES
                                          INC. as agent

       /S/ Kelly M. Harris                By: /S/ Arvid Povilaitis
-----------------------------------       ------------------------------------

Name (print):   Kelly M. Harris           Name:  Arvid Povilaitis
              ---------------------

       /S/ S. Seawell                     Title:    Vice President
-----------------------------------

Name (print):   Suzanne Seawell
              ---------------------


                                          TENANT: The Summit National Bank,
                                          a national banking association


ATTEST:

       /S/ Suzanne Long                   By: /S/ Gary McClung
-----------------------------------       ------------------------------------

Name (print):   Suzanne Long              Name: Gary McClung
              ---------------------             ------------------------------

       /S/ Kathy Gilchrist                Title:    Exec. Vice President
-----------------------------------             ------------------------------

Name (print):   Kathy Gilchrist
              ---------------------


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


                                   EXHIBIT F

                       LEGAL DESCRIPTION OF THE BUILDING

This Exhibit is attached to and made a part of the Lease dated June 16, 1995 by and between ZML-Paces Limited Partnership, a Delaware limited partnership ("Landlord"), by its agent Equity Office Properties, Inc., and The Summit National Bank, a national banking association ("Tenant") for space in the Building located at 2727 Paces Ferry Road, N.W., Atlanta, Georgia 30339.



                               LEGAL DESCRIPTION

                                    PHASE I


All that tract or parcel of land lying and being in Land Lot 885, 17th District, 2nd Section, Cobb County, Georgia and being more particularly described as follows:

Beginning at an iron pin marking the point where the West Line of Land Lot 885 intersects the Northerly Right of Way of Paces Ferry Road, running thence N 03-35-05 E 785.04 feet along the West line of Land Lot 885 to an iron pin; thence running S 36-40-00 E 39.02 feet to a point; thence S 00-23-55 E 194.18 feet to a point; thence N 89-35-05 E 263.36 feet to a point; thence S 00-23-54 E 273.22 feet to a point; thence running N 89-36-06 E 10-00 feet to a point; thence S 00-23-54 E 62.50 feet to a point; thence S 16-10-26 E 36.34 feet to an iron pin/ thence S 12-49-43 E 58.48 feet to an iron pin; thence running S 01-39-16 E 173.56 feet to an iron pin located on the Northerly Right of Way of Paces Ferry Road; running thence Northwesterly along the Northerly Right of Way of Paces Ferry Road (80' R/W) and following the curvature thereof an arc distance of 294.04 feet (said arc having a radius of 1517.58 feet and being subtended by a chord of N 85-01-07 W 293.58 feet) to a point; thence N
79-32-51 W 86.50 feet to an iron pin and the Point of Beginning. Said Parcel containing 4.678 acres of land as shown on a plat prepared by Melvin H. Pair & Assoc. dated 5/17/84 last revised 9/3/85.

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


                                   EXHIBIT G

                       PARTIAL LIST OF TENANT'S PROPERTY

     In addition to any Required Removables specified by Landlord and any other items of Tenant's Property, the following personal property, fixtures and equipment shall be removed by Tenant at the expiration or earlier termination of the Lease or Tenant's right to possession and any damage caused by such removal shall be repaired to the reasonable satisfaction of Landlord:

     a. All furniture, art, movable equipment (proof machines, copiers, computer equipment, teller machines, phone equipment, mail machines, file cabinets, appliances, etc.), plants and supplies;

     b.   Drive-through window and bay equipment;

     c.   Vault and vault door;

     d.   Safe deposit boxes;

     e.   Security equipment;

     f.   Undercounter teller drawers; banking counters, and teller windows;

     g.   After hour depository; and

     h.   ATM machine and attachments.

     IN WITNESS WHEREOF, Landlord and Tenant have entered into this exhibit to Lease as of the date first written above.

                                     LANDLORD: ZML-Paces Limited Partnership, a Delaware limited partnership


ATTEST:                              BY:  EQUITY OFFICE PROPERTIES
                                          INC. as agent

         /S/ Kelly M. Harris              By:        /S/ Arvid Povilaitis
-----------------------------------       ------------------------------------

Name (print):   Kelly M. Harris           Name:  Arvid Povilaitis
             ----------------------

         /S/ S. Seawell                   Title:    Vice President
-----------------------------------

Name (print):   Suzanne Seawell
             ----------------------


                                          TENANT: The Summit National Bank,
                                          a national banking association


ATTEST:

        /S/ Suzanne Long                  By: /S/ Gary McClung
-----------------------------------       ------------------------------------

Name (print):   Suzanne Long              Name: Gary McClung
             ----------------------            -------------------------------

         /S/ Kathy Gilchrist              Title:    Exec. Vice President
-----------------------------------             ------------------------------

Name (print):   Kathy Gilchrist
             ----------------------


                                     121